                                                     Registration No. 333-
                                              Investment Company Act No. 811-266


                    U.S. SECURITIES AND EXCHANGE COMMISSION,
                             Washington, D.C. 20549

                                    FORM N-2

[X]            REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933

[ ]            Pre-Effective Amendment No.
                                          -------
[ ]            Post-Effective Amendment No.
                                           ----------------------------------
                                               and/or

[X]            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[X]            Amendment No.     29
                            ------------


-------------------------------------------------------------------------------
Exact Name of Registrant as Specified in Charter:


                          TRI-CONTINENTAL CORPORATION
-------------------------------------------------------------------------------
Address of Principal Executive Offices (Number, Street, City, State, Zip Code):


                   100 Park Avenue, New York, New York 10017
-------------------------------------------------------------------------------
Registrant's Telephone Number, including Area Code:


                        (212) 850-1864 or (800) 221-2450
-------------------------------------------------------------------------------
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service:


        Frank J. Nasta, Esq., 100 Park Avenue, New York, New York 10017
-------------------------------------------------------------------------------
Approximate Date of Proposed Public Offering:


As soon as practicable after the effective date of this Registration Statement.

-------------------------------------------------------------------------------

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

        Calculation of Registration Fee Under the Securities Act of 1933


                                            Proposed Maximum         Proposed Maximum
Title of Securities    Amount Being          Offering Price             Aggregate             Amount of
 Being Registered       Registered              per Unit              Offering Price      Registration Fee
------------------------------------------------------------------------------------------------------------
   Common Stock
  $.50 par value        2,000,000               $29.375                 $58,750,000          $16,332.50

The Registration Statement shall become effective hereafter in accordance with
Section 8(a) of the Securities Act of 1933.

                           TRI-CONTINENTAL CORPORATION
                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)

Form N-2-Part A                                        Prospectus Caption
---------------                                        ------------------
Item No.
--------
 1.  Outside Front Cover                               Outside Front Cover of the Prospectus

 2.  Inside Front and Outside Back Cover Page          Inside Front and Outside Back Cover Page of
                                                       Prospectus

 3.  Fee Table and Synopsis                            Summary of Corporation Expenses; Prospectus
                                                       Summary

 4.  Financial Highlights                              Financial Highlights

 5.  Plan of Distribution                              Not Applicable

 6.  Selling Shareholders                              Not Applicable

 7.  Use of Proceeds                                   Description of Investment Plans and Other
                                                       Services - Method of Purchase

 8.  General Description of the Registrant             Prospectus Summary; The Corporation;
                                                       Investment and Other Policies; Trading and
                                                       Net Asset Value Information Concerning
                                                       Tri-Continental Corporation Common Stock

 9.  Management                                        Management of the Corporation; Description of
                                                       Investment Plans and Other Services; Back
                                                       Cover Page of Prospectus

10.  Capital Stock, Long-Term Debt, and Other          Description of Capital Stock; Description of
     Securities                                        Warrants; Dividend Policy and Taxes;
                                                       Description of Investment Plans and Other
                                                       Services; Capitalization at March 31, 1999

11.  Defaults and Arrears on Senior Securities         Not Applicable

12.  Legal Proceedings                                 Not Applicable

13.  Table of Contents of the Statement                Table of Contents of the Statement of
     of Additional Information                         Additional Information

                           TRI-CONTINENTAL CORPORATION
                       CROSS REFERENCE SHEET (continued)
                             Pursuant to Rule 495(a)

Form N-2-Part B                                        Statement of Additional Information Caption
----------------                                       -------------------------------------------
Item No.
--------
14.  Cover Page                                        Cover Page of the Statement of Additional
     Information

15.  Table of Contents                                 Cover Page of the Statement of Additional
                                                       Information

16.  General Information and History                   Appendix

17.  Investment Objectives and Policies                Additional Investment Policies

18.  Management                                        Directors and Officers

19.  Control Persons and Principal Holders             Directors and Officers - Holdings of Preferred
     of Securities                                     Stock, Common Stock and Warrants

20.  Investment Advisory and Other Services            Directors and Officers - Holdings of
                                                       Preferred Stock, Common Stock and Warrants;
                                                       Management; Experts; Custodian, Stockholder
                                                       Service Agent and Dividend Paying Agent

21.  Brokerage Allocation and Other Practices          Brokerage Commissions

22.  Tax Status                                        Additional Investment Objectives and Policies

23.  Financial Statements                              Incorporation of Financial Statements by
                                                       Reference

                      [TRI-CONTINENTAL CORPORATION LOGO]

                        AN INVESTMENT YOU CAN LIVE WITH


                                                                     May 1, 1999



                                100 Park Avenue
                               New York, NY 10017
                     New York City Telephone (212) 682-7600
                       Toll-Free Telephone (800) 874-1092
     For Retirement Plan Information -- Toll-Free Telephone (800) 445-1777



     Tri-Continental Corporation is a diversified, closed-end investment company--a publicly traded investment fund. The Corporation's Common Stock is traded on the New York Stock Exchange under the symbol "TY."



     The Corporation invests primarily for the longer term, and over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. Common stocks have made up the bulk of investments. However, assets may be held in cash or invested in all types of securities. See "Investment and Other Policies." No assurance can be given that the Corporation's investment objective will be realized. The Corporation's manager is J. & W. Seligman & Co. Incorporated.



     This Prospectus applies to all shares of Common Stock purchased under the Corporation's various Investment Plans. See "Description of Investment Plans and Other Services." The shares of Common Stock covered by this Prospectus also may be issued from time to time by the Corporation to acquire the assets of personal holding companies, private investment companies or publicly owned investment companies. See "Issuance of Shares in Connection with Acquisitions."



     This Prospectus sets forth concisely the information that a prospective investor should know about the Corporation before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Corporation, including a Statement of Additional Information ("SAI"), has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing or calling the Corporation at the address or telephone numbers listed above. The SAI is dated the same date as this Prospectus and is incorporated herein by reference in its entirety. The table of contents of the SAI appears on page 22 of this Prospectus. In addition, copies of the 1998 Annual Report to Stockholders of the Corporation will be furnished, without charge, to investors requesting copies of the SAI. The 1998 Annual Report contains financial statements of the Corporation for the year ended December 31, 1998 which are incorporated by reference into the SAI.



     THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED THESE SECURITIES, AND IT HAS NOT DETERMINED THIS PROSPECTUS TO BE ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Summary of Corporation Expenses.......    2
Prospectus Summary....................    3
Financial Highlights..................    5
Capitalization at March 31, 1999......    8
Trading and Net Asset Value
  Information.........................    8
Investment and Other Policies.........    9
Management of the Corporation.........   12
Description of Capital Stock..........   13
Description of Warrants...............   15
Computation of Net Asset Value........   15
Dividend Policy and Taxes.............   15



                                        PAGE
                                        ----
Investment Plans and Other Services...   17
Issuance of Shares in Connection with
  Acquisitions........................   21
Additional Information................   21
Table of Contents of the Statement of
  Additional Information..............   22
Authorization Form for Automatic
  Dividend Investment and Cash
  Purchase Plan.......................   23
Authorization Form for Automatic Check
  Service.............................   24


                        SUMMARY OF CORPORATION EXPENSES


     The following table illustrates the expenses and fees that the Corporation expects to incur and that you can expect to bear as a stockholder of the Corporation.



STOCKHOLDER TRANSACTION EXPENSES
     Automatic Dividend Investment and Cash Purchase Plan
      Fees..................................................  (1)
ANNUAL EXPENSES FOR 1998 (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO COMMON STOCK)
     Management Fees........................................  .40%
     Other Expenses.........................................  .18%
                                                              ---
          Total Annual Expenses.............................  .58%
                                                              ===



------------

(1) Stockholders participating in the Corporation's investment plans pay a maximum $2.00 fee per transaction. See "Description of Investment Plans and Other Services--Automatic Dividend Investment and Cash Purchase Plan" for a description of the investment plans and services.


     The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management of the Corporation" and "Description of Investment Plans and Other Services--Automatic Dividend Investment and Cash Purchase Plan."



     The following example illustrates the expenses you would pay on a $1,000 investment, assuming a 5% annual return:



                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                               ------   -------   -------   --------
Tri-Continental Corporation
  Common Stock...............................    $6       $19       $32       $73


     The example does not represent actual or anticipated expenses, which may be greater or less than those shown. Moreover, the Corporation's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                               PROSPECTUS SUMMARY
     The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

     This Prospectus applies to shares of Common Stock of the Corporation. The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities in whatever amounts or proportions J. & W. Seligman & Co. Incorporated (the "Manager") believes best suited to current and anticipated economic and market conditions. These may include repurchase agreements, options, illiquid securities and securities of foreign issuers, each of which could involve certain risks. See "Investment and Other Policies."


     The Manager manages the investment of the assets of the Corporation and administers its business and other affairs pursuant to a Management Agreement approved by the Board of Directors and the stockholders of the Corporation. The Manager also serves as manager of seventeen other U.S. registered investment companies which, together with the Corporation, make up the "Seligman Group." The aggregate assets of the Seligman Group at March 31, 1999 were approximately $21.1 billion. The Manager also provides investment management or advice to institutional and other accounts having a value at March 31, 1999 of approximately $9.6 billion. The Manager's fee is based in part on the average daily net assets of the Corporation. The management fee rate for 1998 was equivalent to .40% of the Corporation's average daily net investment assets. See "Management of the Corporation."


     Shares of Common Stock covered by this Prospectus may be purchased from time to time by Seligman Data Corp.("SDC"), the Plan service agent for Automatic Dividend Investment and Cash Purchase Plans, Individual Retirement Accounts ("IRAs"), Retirement Plans for Self-Employed Individuals, Partnerships and Corporations, the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan and the Seligman Data Corp. Employees' Thrift Plan (collectively, the "Plans"), as directed by participants, and may be sold from time to time by the Plan service agent for participants in Systematic Withdrawal Plans. See "Description of Investment Plans and Other Services--Automatic Dividend Investment and Cash Purchase Plan" and "--Systematic Withdrawal Plan." Shares will be purchased for the Plans on the New York Stock Exchange or elsewhere when the market price of the Common Stock is equal to or less than its net asset value, and any brokerage commissions applicable to such purchases will be charged pro rata to the Plan participants. Shares will be purchased for the Plans from the Corporation at net asset value when the net asset value is lower than the market price, all as more fully described in this Prospectus.


     On November 19, 1998, the Board of Directors authorized the Corporation to repurchase over a 12-month period up to 7.5% of its then outstanding Common Stock. The shares repurchased under this program are cancelled, increasing the number of authorized but unissued shares available for issuance to participants in the Plans. The stock repurchase program seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of the Corporation's outstanding shares, reduce the dilutive impact on Stockholders who do not take capital gains distributions in additional shares and increase the liquidity of the Corporation's Common Stock in the marketplace. Shares acquired by the Corporation from participants in the Systematic Withdrawal Plan and other stockholder plans are counted towards the 7.5% repurchase limit under the program. As of March 31, 1999, 1,794,095 shares, or approximately 1.62% of the shares outstanding on November 19, 1998, had been repurchased under the program.

     The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified management investment company of the closed-end type. The Corporation's Common Stock is listed on the New York Stock Exchange under the symbol "TY." The average weekly trading volume on that and other exchanges during 1998 was 277,681 shares. The Corporation's Common Stock has historically been traded on the market at less than net asset value. As of March 31, 1999, the Corporation had 116,590,051 shares of Common Stock outstanding and net assets attributable to Common Stock of $4,057,377,003.

                              FINANCIAL HIGHLIGHTS


     The Corporation's financial highlights for the years presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Corporation, should be read in conjunction with the financial statements and notes contained in the Corporation's 1998 Annual Report which may be obtained from the Corporation as provided on the cover page of this Prospectus.



     "Per share operating performance" data is designed to allow you to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value so that you can understand what effect the individual items have on your investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, using average shares outstanding.



                                          PER SHARE OPERATING PERFORMANCE, TOTAL


                                                    (FOR A SHARE OF COMMON STOCK





                                                              -------------------------------------------------
                                                                 1998         1997         1996         1995
                                                                 ----         ----         ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $  32.06     $  29.28     $  27.58     $  23.70
                                                              --------     --------     --------     --------
Net investment income.......................................       .54          .60          .68          .74
Net realized and unrealized investment gain (loss)..........      7.01         6.94         4.84         6.14
Net realized and unrealized gain (loss) from foreign
  currency transactions.....................................      (.01)        (.17)        (.02)         .03
                                                              --------     --------     --------     --------
Increase (decrease) from investment operations..............      7.54         7.37         5.50         6.91
Dividends paid on Preferred Stock...........................      (.02)        (.02)        (.02)        (.02)
Dividends paid on Common Stock..............................      (.52)        (.60)        (.66)        (.73)
Distribution from net gain realized.........................     (4.28)       (3.45)       (2.72)       (2.01)
Issuance of Common Stock in gain distributions..............      (.65)        (.52)        (.40)        (.27)
Issuance of Common Stock from exercise of Rights............        --           --           --           --
Rights offering costs.......................................        --           --           --           --
Issuance of Common Stock upon Warrant exercise*.............        --           --           --           --
                                                              --------     --------     --------     --------
Net increase (decrease) in net asset value..................      2.07         2.78         1.70         3.88
                                                              --------     --------     --------     --------
Net asset value at end of year..............................  $  34.13     $  32.06     $  29.28     $  27.58
                                                              ========     ========     ========     ========
Adjusted net asset value at end of year*....................  $  34.06     $  31.99     $  29.22     $  27.52
Market value, end of year...................................  $  28.50     $  26.6875   $  24.125    $  22.625
TOTAL INVESTMENT RETURN FOR YEAR:
Based upon market value.....................................     26.19%       27.96%       21.98%       27.95%
Based upon net asset value..................................     25.80%       26.65%       21.45%       30.80%
RATIOS AND SUPPLEMENTAL DATA:**
Expenses to average net investment assets...................       .58%         .60%         .62%         .63%
Expenses to average net assets for Common Stock.............       .58%         .60%         .63%         .64%
Net investment income to average net investment assets......      1.59%        1.80%        2.27%        2.71%
Net investment income to average net assets for Common
  Stock.....................................................      1.60%        1.82%        2.31%        2.75%
Portfolio turnover rate.....................................     63.39%       83.98%       53.96%       62.28%
Net investment assets, end of year (000s omitted):
  For Common Stock..........................................  $4,002,516   $3,391,816   $2,835,026   $2,469,149
  For Preferred Stock.......................................     $37,637       37,637       37,637       37,637
                                                              ----------   ----------   ----------   ----------
Total net investment assets.................................  $4,040,153   $3,429,453   $2,872,663   $2,506,786
                                                              ==========   ==========   ==========   ==========


------------

* Assumes the exercise of outstanding warrants. Warrant exercise terms were:
  December 30, 1988 to December 29, 1989--8.14 shares at $2.76 per share; December 30, 1989 to December 28, 1990--8.81 shares at $2.55 per share; December 29, 1990 to December 27, 1991--9.25 shares at $2.43 per share; December 28, 1991 to November 1, 1992--9.69 shares at $2.32 per share; November 2, 1992 to December 28, 1992--11.07 shares at $2.03 per share; December 29, 1992 to December 28, 1993--11.29 shares at $1.99 per share; December 29, 1993 to December 21, 1994--11.95 shares at $1.88 per share; December 22, 1994 to December 27, 1995--12.77 shares at $1.76 per share; December 28, 1995 to July 1, 1996--13.54 shares at $1.66 per share;

     The total investment return based on market value measures the Corporation's performance assuming you purchased shares of the Corporation at the market value as of the beginning of the year, invested dividends and capital gains paid as provided for in the Corporation's Automatic Dividend Investment and Cash Purchase Plan, and then sold your shares at the closing market value per share on the last day of the year. The computation does not reflect any sales commissions you may incur in purchasing or selling shares of the Corporation. The total investment return based on net asset value is similarly computed except that the Corporation's net asset value is substituted for the corresponding market value.



INVESTMENT RETURN, RATIOS AND SUPPLEMENTAL DATA

OUTSTANDING THROUGHOUT EACH YEAR)


YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------
   1994         1993         1992         1991         1990         1989
   ----         ----         ----         ----         ----         ----
$  27.49     $  28.03     $  28.57     $  24.60     $  27.44     $  23.55
--------     --------     --------     --------     --------     --------
     .83          .83          .81          .81          .81          .88
   (1.69)        1.46         1.19         5.79        (1.05)        6.78
     .02           --           --           --           --           --
--------     --------     --------     --------     --------     --------
    (.84)        2.29         2.00         6.60         (.24)        7.66
    (.03)        (.03)        (.03)        (.03)        (.03)        (.04)
    (.79)        (.80)        (.78)        (.78)        (.86)        (.84)
   (1.90)       (1.80)        (.70)       (1.80)       (1.60)       (2.55)
    (.23)        (.19)        (.05)        (.02)        (.11)        (.33)
      --           --         (.97)          --           --           --
      --           --         (.01)          --           --           --
      --         (.01)          --           --           --         (.01)
--------     --------     --------     --------     --------     --------
   (3.79)        (.54)        (.54)        3.97        (2.84)        3.89
--------     --------     --------     --------     --------     --------
$  23.70     $  27.49     $  28.03     $  28.57     $  24.60     $  27.44
========     ========     ========     ========     ========     ========
$  23.65     $  27.42     $  27.95     $  28.48     $  24.52     $  27.35
$  19.875    $  23.75     $  25.50     $  27.75     $  21.375    $  23.00
   (5.07)%       3.47%         .61%+      42.98%        3.46%       37.96%
   (2.20)%       8.95%        7.42%+      27.91%        (.20)%      34.54%
     .64%         .66%         .67%         .67%         .56%         .55%
     .65%         .67%         .68%         .69%         .57%         .56%
    3.08%        2.88%        2.86%        2.90%        3.01%        3.19%
    3.14%        2.94%        2.92%        2.99%        3.07%        3.25%
   70.38%       69.24%       44.35%       49.02%       41.23%       59.87%
$1,994,098   $2,166,212   $2,088,102   $1,833,664   $1,500,281   $1,594,505
37,637           37,637       37,637       37,637       37,637       37,637
----------   ----------   ----------   ----------   ----------   ----------
$2,031,735   $2,203,849   $2,125,739   $1,871,301   $1,537,918   $1,632,142
==========   ==========   ==========   ==========   ==========   ==========



   July 2, 1996 to December 20, 1996--13.79 shares at $1.63 per share; December 21, 1996 to July 1, 1997--14.69 shares at $1.53 per share; July 2, 1997 to
   December 19, 1997--14.99 shares at $1.50 per share; December 20, 1997 to June 23, 1998--16.06 shares at $1.40 per share; June 24, 1998 to December 18, 1998--16.78 shares at $1.34 per share; and subsequently, 17.85 shares at $1.26 per share.


** The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.


 + The total investment returns for 1992 have been adjusted for the effect of the exercise of Rights (equivalent to approximately $0.97 per share), assuming full subscription by Common Stockholders.

SENIOR SECURITIES -- $2.50 CUMULATIVE PREFERRED STOCK

     The following information is being presented with respect to the Corporation's $2.50 Cumulative Preferred Stock. The first column presents the number of preferred shares outstanding at the end of each of the periods presented. Asset Coverage represents the total amount of net assets of the Corporation in relation to each share of Preferred Stock outstanding as of the end of the respective periods. The involuntary liquidation preference is the amount each share of Cumulative Preferred Stock would be entitled to upon involuntary liquidation of these shares.


                                                  YEAR-END    INVOLUNTARY   AVERAGE DAILY
                                                    ASSET     LIQUIDATION      MARKET
                                   TOTAL SHARES   COVERAGE    PREFERENCE        VALUE
              YEAR                 OUTSTANDING    PER SHARE    PER SHARE      PER SHARE
              ----                 ------------   ---------   -----------   -------------
1998.............................    752,740       $5,367         $50          $40.27
1997.............................    752,740        4,556          50           35.62
1996.............................    752,740        3,816          50           34.28
1995.............................    752,740        3,330          50           33.37
1994.............................    752,740        2,699          50           34.12
1993.............................    752,740        2,928          50           36.17
1992.............................    752,740        2,824          50           34.97
1991.............................    752,740        2,486          50           31.51
1990.............................    752,740        2,043          50           28.62
1989.............................    752,740        2,168          50           28.61

                        CAPITALIZATION AT MARCH 31, 1999



                                                                                         AMOUNT HELD
                                                                                        BY REGISTRANT
                                                                                         OR FOR ITS
                TITLE OF CLASS                      AUTHORIZED         OUTSTANDING         ACCOUNT
                --------------                      ----------         -----------      -------------
$2.50 Cumulative Preferred Stock,
  $50 par value................................     1,000,000 shs.       752,740 shs.      -0- shs.
Common Stock,
  $.50 par value...............................   129,000,000 shs.*  116,590,051 shs.      -0- shs.
Warrants to purchase
  Common Stock.................................        13,811 wts.        13,811 wts.      -0- wts.



------------


* 246,526 shares of Common Stock were reserved for issuance upon the exercise of outstanding Warrants.



                    TRADING AND NET ASSET VALUE INFORMATION



     The following table shows the high and low sale prices of the Corporation's Common Stock on the composite tape for issues listed on the New York Stock Exchange, the high and low net asset value and the percentage discount or premium to net asset value per share for each calendar quarter since the beginning of 1997.



                                                                                        DISCOUNT TO NET
                                  MARKET PRICE             NET ASSET VALUE                ASSET VALUE
                                  -------------           -----------------            -----------------
1997                              HIGH      LOW           HIGH         LOW              HIGH       LOW
----                              ----      ---           ----         ---              ----       ---
1st Q..........................  26 1/8    23 3/4         31.19       29.05            (16.24)%  (18.24)%
2nd Q..........................  28 1/2    23 1/2         34.33       29.45            (16.98)   (20.20)
3rd Q..........................  29 3/4    27 1/16        35.32       33.46            (15.77)   (19.12)
4th Q..........................  30 1/2    24 7/8         36.80       31.41            (17.12)   (20.81)

1998
----
1st Q..........................  30        25 1/8         35.94       30.98            (16.53)   (18.90)
2nd Q..........................  30 5/16   27             36.40       33.20            (16.72)   (18.67)
3rd Q..........................  29        23 1/16        35.18       29.25            (17.57)   (23.56)
4th Q..........................  29 13/16  23 3/8         35.78       30.45            (16.67)   (23.23)

1999
----
1st Q..........................  29 1/2    27 9/16        35.12       34.11            (16.00)   (19.20)



     The Corporation's Common Stock has historically been traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Corporation's Common Stock on March 31, 1999 were $29.00, $34.80 and (16.67)%, respectively.

                         INVESTMENT AND OTHER POLICIES



     The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years, the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities, that is, in bonds, debentures, notes, preferred and common stocks, rights and warrants (subject to limitations as set forth in the SAI), and other securities, in whatever amounts or proportions the Manager believes best suited to current and anticipated economic and market conditions.


     The management's present investment policies, in respect to which it has freedom of action, are:

          (1) it keeps investments in individual issuers within the limits permitted diversified companies under the 1940 Act (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Corporation's total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);


          (2) it does not make investments with a view to exercising control or management except that it has an investment in SDC;


          (3) it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Corporation and all investments in investment company securities do not exceed 10% of total assets; and


          (4) it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the ten fiscal years ended December 31, 1998 are shown under "Financial Highlights."


The foregoing objective and policies may be changed by management without stockholder approval, unless such a change would change the Corporation's status from a "diversified" to a "non-diversified" company under the 1940 Act.

     The Corporation's stated fundamental policies relating to the issuance of senior securities, the borrowing of money, the underwriting of securities of other issuers, the concentration of investments in a particular industry or groups of industries, the purchase or sale of real estate and real estate mortgage loans, the purchase or sale of commodities or commodity contracts, and the making of loans may not be changed without a vote of stockholders. A more detailed description of the Corporation's investment policies, including a list of those restrictions on the Corporation's investment activities which cannot be changed without such a vote, appears in the SAI. Within the limits of these fundamental policies, the management has reserved freedom of action.

     REPURCHASE AGREEMENTS: The Corporation may enter into repurchase agreements with respect to debt obligations which could otherwise be purchased by the Corporation. A repurchase agreement is an instrument under which the Corporation may acquire an underlying debt instrument and simultaneously obtain the commitment of the seller (a commercial bank or a broker or dealer) to repurchase the security at an agreed upon price and date within a number of days (usually not more than seven days from the date of purchase). The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Corporation will make payment for such securities only upon physical delivery or evidence of book transfer to the account of the Corporation's custodian. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Corporation's ability to dispose of the underlying securities. The Corporation did not enter into repurchase agreements in 1998.



     ILLIQUID SECURITIES: The Corporation may invest up to 15% of its net investment assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the "1933 Act")) and other securities that are not readily marketable. The Corporation may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Corporation's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Board of Directors will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. This investment practice could have the effect of increasing the level of illiquidity in the Corporation, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


     FOREIGN SECURITIES: The Corporation may invest in commercial paper and certificates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. ADRs and ADSs are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs and ADSs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs and GDRs are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such receipts. The Corporation may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts or to commercial paper and certificates of deposit issued by foreign banks.

     LEVERAGE: Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Corporation's assets and income. Any gain in the value of securities purchased or in income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Corporation's Common Stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them to below the asset or income claims of the senior securities or borrowed money causes the net asset value of the Common Stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called "leverage." As of March 31, 1999, the only senior securities of the Corporation outstanding were 752,740 shares of its $2.50 Cumulative Preferred Stock, $50 par value. Based on its March 31, 1999 asset value, the Corporation's portfolio requires an annual return of 0.05% in order to cover dividend payments on the Preferred Stock. The following table illustrates the effect of leverage relating to presently outstanding Preferred Stock on the return available to a holder of the Corporation's Common Stock.



Assumed return on portfolio (net of
  expenses)...............................     -10%     -5%      0%     5%     10%
Corresponding return to common
  stockholder.............................  -10.14%  -5.09%  -0.05%  5.00%  10.05%



     The purpose of the table above is to assist you in understanding the effects of leverage. The percentages appearing in the table do not represent actual or anticipated returns, which may be greater or less than those shown.



     YEAR 2000: As the millennium approaches, investment companies, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other investment companies, the Corporation relies upon service providers and their computer systems for its day-to-day operations. Many of the Corporation's service providers in turn depend upon computer systems of their vendors. The Manager and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of the Manager and SDC and the Corporation's other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of the Manager. The Project Manager and other members of the team also report to the Board of Directors of the Corporation and its Audit Committee.



     The team has identified the service providers and vendors who furnish critical services or software systems to the Corporation, including securities firms that execute portfolio transactions for the Corporation and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Corporation. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans -- recovery efforts the team will employ in the event that year 2000 issues adversely affect the Corporation. The team anticipates finalizing these plans in the near future.



     The Corporation anticipates the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Corporation believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Corporation's critical service providers are not successful in implementing their year 2000 plans, the Corporation's operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.



     In addition, the Corporation may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Corporation may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Corporation holds these securities, the Corporation's performance could be negatively affected. The Manager seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Corporation may be adversely affected if the domestic or foreign exchanges, markets, depositories, clearing agencies, or government(s) or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.



     SDC has informed the Corporation that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Corporation will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.


                         MANAGEMENT OF THE CORPORATION

     THE MANAGER: In accordance with the applicable laws of the State of Maryland, the Board of Directors provides broad supervision over the affairs of the Corporation. Pursuant to a Management Agreement approved by the Board and the stockholders, the Manager manages the investment of the assets of the Corporation and administers its business and other affairs. In that connection, the Manager makes purchases and sales of portfolio securities consistent with the Corporation's investment objectives and policies.


     The Manager also serves as manager of seventeen other U.S. registered investment companies which, together with the Corporation, make up the "Seligman Group." These other companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc. and Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., and Seligman Value Fund Series, Inc. The address of the Manager is 100 Park Avenue, New York, NY 10017.


     As compensation for the services performed and the facilities and personnel provided by the Manager, the Corporation pays to the Manager promptly after the end of each month a fee, calculated on each day during such month, equal to the Applicable Percentage of the daily net assets of the Corporation at the close of business on the previous business day. The term "Applicable Percentage" means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base. The term "Fee Amount" means the sum on an annual basis of:

                         .45 of 1% of the first $4 billion of Fee Base
                         .425 of 1% of the next $2 billion of Fee Base
                         .40 of 1% of the next $2 billion of Fee Base, and .375 of 1% of the Fee Base in excess of $8 billion.

The term "Fee Base" as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which the Manager or any affiliated company acts as investment adviser or manager (including the Corporation).


     Charles C. Smith, Jr., a Managing Director of the Manager has been Portfolio Manager for the Corporation since January 1, 1995. Mr. Smith is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Seligman Income Fund, Inc., and Vice President of Seligman Portfolios, Inc. ("SPI") and Portfolio Manager of SPI's Seligman Common Stock Portfolio and Seligman Income Portfolio. Mr. Smith joined the Manager in 1985 as a Vice President, Investment Officer and was promoted to Senior Vice President, Senior Investment Officer in August 1992, and to Managing Director in January 1994.



     Rodney D. Collins, a Senior Vice President, Investment Officer of the Manager, has served as Co-Portfolio Manager of the Corporation since July 1998. Mr. Collins is also Co-Portfolio Manager of Seligman Common Stock Fund, Inc., Seligman Income Fund, Inc., and the Seligman Common Stock and Seligman Income Portfolios of SPI. Mr. Collins joined the Manager in 1992 as an investment associate and was promoted to a Vice President, Investment Officer in January 1995, and to Senior Vice President, Investment Officer in January 1999.


     The Corporation pays all its expenses other than those assumed by the Manager, including brokerage commissions, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates, expenses of printing and distributing prospectuses, expenses of printing and distributing reports, notices and proxy materials to stockholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of stockholders' meetings, expenses of corporate data processing and related services, stockholder record keeping and stockholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Corporation not employed by the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.


     The Management Agreement provides that it will continue in effect until December 29 of each year if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Corporation and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party) and if the Manager shall not have notified the Corporation at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Corporation, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment.


                          DESCRIPTION OF CAPITAL STOCK

     (a) DIVIDEND RIGHTS: Common Stockholders are entitled to receive dividends only if and to the extent declared by the Board of Directors and only after (i) such provisions have been made for working capital and for reserves as the Board may deem advisable, (ii) full cumulative dividends at the rate of $.625 per share per quarterly dividend period have been paid on the Preferred Stock for all past quarterly periods and have been provided for the current quarterly period, and (iii) such provisions have been made for the purchase or for the redemption (at a price of $55 per share) of the Preferred Stock as the Board may deem advisable. In any event, no dividend may be declared upon the Common Stock unless, at the time of such declaration, the net assets of the Corporation, after deducting the amount of such dividend and the amount of all unpaid dividends declared on the Preferred Stock, shall be at least equal to $100 per outstanding share of Preferred Stock. The equivalent figure was $5,044.14 at March 31, 1999.


     (b) VOTING RIGHTS: The Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated portion of all the shares or of the shares of each class, such action shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon, except that a class vote of Preferred Stockholders is also required to approve certain actions adversely affecting their rights. Any change in the Corporation's fundamental policies may also be authorized by the vote of 67% of the votes present at a meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy.

     Consistent with the requirements of Maryland law, the Corporation's Charter provides that the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon shall be necessary to authorize any of the following actions: (i) the dissolution of the Corporation; (ii) a merger or consolidation of the Corporation (in which the Corporation is not the surviving corporation) with (a) an open-end investment company or (b) a closed-end investment company, unless such closed-end investment company's Articles of Incorporation require a two-thirds or greater proportion of the votes entitled to be cast by such company's stock to approve the types of transactions covered by clauses (i) through (iv) of this paragraph; (iii) the sale of all or substantially all of the assets of the Corporation to any person (as such term is defined in the 1940 Act); or (iv) any amendment of the Charter of this Corporation which makes any class of the Corporation's stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph. This could have the effect of delaying, deferring or preventing changes in control of the Corporation.

     (c) LIQUIDATION RIGHTS: In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment to the Preferred Stockholders of an amount equal to $50 per share plus dividends accrued or in arrears, the Common Stockholders are entitled, to the exclusion of the Preferred Stockholders, to share ratably in all the remaining assets of the Corporation available for distribution to stockholders.

     (d) OTHER PROVISIONS: Common Stockholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. The Corporation's Board of Directors (other than any directors who may be elected to represent Preferred Stockholders as described above) are classified as nearly as possible into three equal classes with a maximum three year term so that the term of one class of directors expires annually. Such classification provides continuity of experience and stability of management while providing for the election of a portion of the Board of Directors each year. Such classification could have the effect of delaying, deferring or preventing changes in control of the Corporation.

     The Board of Directors may classify or reclassify any unissued stock of any class with or without par value (including Preferred Stock and Common Stock) into one or more classes of preference stock on a parity with, but not having preference or priority over, the Preferred Stock by fixing or altering before the issuance thereof the designations, preferences, voting powers, restrictions and qualifications of, the fixed annual dividends on, the times and prices of redemption, the terms of conversion, the number and/or par value of the shares and other provisions of such stock to the full extent permitted by the laws of Maryland and the Corporation's Charter. Stockholder approval of such action is not required.

                            DESCRIPTION OF WARRANTS


     The Corporation's Charter and Warrant certificates provide that each Warrant represents the right during an unlimited time to purchase one share of Common Stock at a price of $22.50 per share, subject to increase in the number of shares purchasable and adjustment of the price payable pursuant to provisions of the Charter requiring such adjustments whenever the Corporation issues any shares of Common Stock at a price less than the Warrant purchase price in effect immediately prior to issue. Each Warrant presently entitles the holder to purchase 17.85 shares of Common Stock at $1.26 per share. There were 13,811 Warrants outstanding at March 31, 1999. Fractional shares of Common Stock are not issued upon the exercise of Warrants. In lieu thereof, the Corporation issues scrip certificates representing corresponding fractions of the right to receive a full share of Common Stock if exchanged by the end of the second calendar year following issuance or of the proceeds of the sale of a full share if surrendered during the next four years thereafter.


                         COMPUTATION OF NET ASSET VALUE

     Net asset value per share of Common Stock is determined by dividing the current value of the assets of the Corporation less its liabilities and the prior claim of the Preferred Stock by the total number of shares of Common Stock outstanding. Securities owned by the Corporation for which market quotations are readily available are valued at current market value or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors at current market value. Securities traded on national exchanges are valued at the last sales prices, or in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value.

     All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars by a pricing service based upon the mean of the bid and asked prices of such currencies against the U.S. dollar quoted by a major bank which is a regular participant in the institutional foreign exchange markets.


     Net asset value of the Common Stock is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.


                           DIVIDEND POLICY AND TAXES

     DIVIDENDS: Dividends are paid quarterly on the Preferred Stock and on the Common Stock in amounts representing substantially all of the net investment income earned each year. Payments on the Preferred Stock are in a fixed amount, but payments on the Common Stock vary in amount, depending on investment income received and expenses of operation. Substantially all of any taxable net gain realized on investments is paid to Common Stockholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements. Unless SDC is otherwise instructed by you, dividends on the Common Stock are paid in cash and capital gain distributions are paid in book shares of Common Stock which are entered in your Tri-Continental account as "book credits." Long-term gain distributions ordinarily are paid in shares of Common Stock, or, at your option, 75% in book shares and 25% in cash, or, in the alternative, 100% in cash. Shares distributed in payment of gain distributions are valued at market price or at net asset value, whichever is lower, on the valuation date. Dividends and capital gain distributions will generally be taxable to you in the year in which they are declared by the Corporation if paid before February 1 of the following year. Distributions or dividends received by you will have the effect of reducing the net asset value of the shares of the Corporation by the amount of such distributions. If the net asset value of shares is reduced below your cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.



     TAXES: The Corporation intends to continue to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Corporation will generally be exempt from federal income taxes on net investment income and capital gains that it distributes to stockholders provided that at least 90% of its investment income and net short-term capital gains are distributed to stockholders each year.



     Dividends on Common or Preferred Stock representing net investment income and distributions of net short-term capital gains are taxable to stockholders as ordinary income, whether received in cash or invested in additional shares and, to the extent designated as derived from the Corporation's dividend income that would be eligible for the dividends received deduction if the Corporation were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations. Distributions of net capital gain (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long you have held your shares. Such distributions are not eligible for the dividends received deduction allowed to corporate stockholders. If you receive distributions in the form of additional shares issued by the Corporation you will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. You will be subject to federal income tax on net capital gains at a maximum rate of 20% if designated as derived from the Corporation's capital gains from property held by the Corporation for more than one year.



     Any gain or loss you realize upon a sale or redemption of Common or Preferred Stock if you are not a dealer in securities will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and as a short-term capital gain or loss if you held your shares for one year or less. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss you realize will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. No loss will be allowed on the sale or other disposition of shares of the Corporation if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, you acquire (such as through the Automatic Dividend Investment and Cash Purchase Plan), or enter into a contract or option to acquire, securities that are substantially identical to the shares of the Corporation. Net capital gain of a corporate stockholder is taxed at the same rate as ordinary income.

     The Corporation will generally be subject to an excise tax of 4% on the amount by which distributions to stockholders fall short of certain required levels, such that income or gain is not taxable to stockholders in the calendar year in which it was earned by the Corporation. Furthermore, dividends declared in October, November or December payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Corporation and received by you in December. Under this rule, therefore, you may be taxed in one year on dividends or distributions actually received in January of the following year.



     The tax treatment of the Corporation and of stockholders under the tax laws of the various states may differ from the federal tax treatment. You are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.



     THE CORPORATION IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY 31% OF TAXABLE DIVIDENDS AND OTHER REPORTABLE PAYMENTS PAID ON YOUR ACCOUNT IF YOU PROVIDE THE CORPORATION WITH EITHER AN INCORRECT TAXPAYER IDENTIFICATION NUMBER OR NO NUMBER AT ALL OR YOU FAIL TO CERTIFY THAT YOU ARE NOT SUBJECT TO SUCH WITHHOLDING. YOU SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE CORPORATION MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. THE CORPORATION MAY CHARGE YOU A SERVICE FEE OF UP TO $50 FOR ACCOUNTS NOT HAVING A CERTIFIED TAXPAYER IDENTIFICATION NUMBER. CERTIFICATES WILL NOT BE ISSUED UNLESS AN ACCOUNT IS CERTIFIED.



                      INVESTMENT PLANS AND OTHER SERVICES


AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN


     The Automatic Dividend Investment and Cash Purchase Plan is available for any Common stockholder who wishes to purchase additional shares of the Corporation's Common Stock with dividends or other cash payments on shares owned, with cash dividends paid by other corporations in which is owned stock or with cash funds. Details of the services offered under the Plan are given in the Authorization Form appearing in this Prospectus. Under the Plan, you appoint the Corporation as your purchase agent to receive or invest such dividends and cash funds forwarded by you for your accounts in additional shares of the Corporation's Common Stock (after deducting a service charge), as described under "Method of Purchase" below. Funds forwarded by you under the Plan should be made payable to Tri-Continental Corporation and mailed to Tri-Continental Corporation, P.O. Box 9766, Providence, RI 02940-9766. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks, i.e., checks made payable to a party other than Tri-Continental Corporation, may not be used to purchase shares under this Plan. You should direct all correspondence concerning the Plan to Seligman Data Corp., 100 Park Avenue, New York, NY 10017. At present, a service fee of up to a maximum of $2.00 will be charged for each cash purchase transaction. There is no charge for Automatic Dividend Investment. As of April 15, 1999, 34,888 stockholders, owning 47,218,276 shares of Common Stock, were using the Plan. You may choose one or more of the services under the Plan and you may change your choices (or terminate participation) at any time by notifying Seligman Data Corp. in writing. The Plan may be amended or terminated by written notice to Planholders.

AUTOMATIC CHECK SERVICE


     The Automatic Check Service enables you, if you are an Automatic Dividend Investment and Cash Purchase Planholder, to authorize checks to be drawn on your regular checking account at regular intervals for fixed amounts to be invested in additional shares of Common Stock for your account. An Authorization Form to be used to start the Automatic Check Service is included in this Prospectus.


SHARE KEEPING SERVICE


     You may send certificates for shares of the Corporation's Common Stock to SDC to be placed in your account. Certificates should be sent to Seligman Data Corp., 4400 Computer Drive, Westborough, MA 01581-5120, with a letter requesting that they be placed in your account. You should not sign the certificates and they should be sent by certified or registered mail. Return receipt is advisable; however, this may increase mailing time. When your certificates are received by SDC, the shares will be entered in your Tri-Continental account as "book credits" and shown on the Statement of Account received from SDC. If you use the Share Keeping Service you should keep in mind that you must have a stock certificate for delivery to a broker if you wish to sell shares. A certificate will be issued and sent to you on your written request to SDC, usually within two business days of the receipt of your request. You should consider the time it takes for a letter to arrive at SDC and for a certificate to be delivered to you by mail before you choose to use this service.


TAX-DEFERRED RETIREMENT PLANS

     Shares of the Corporation may be purchased for:


        -- Individual Retirement Accounts (IRAs) (available to current stockholders only);



        -- Savings Incentive Match Plans for Employees (SIMPLE IRAs);



        -- Simplified Employee Pension Plans (SEPs);



        -- Section 401(k) Plans for corporations and their employees; and


        -- Money Purchase Pension and Profit Sharing Plans for sole proprietorships, partnerships and corporations.

     These types of plans may be established only upon receipt of a written application form. The Corporation may register an IRA investment for which an account application has not been received as on ordinary taxable account.


     For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017. You may telephone toll-free by dialing
(800) 445-1777 from all United States.


     Investors Fiduciary Trust Company ("IFTC") acts as trustee and custodian and performs other related services with respect to the Plans.

J. & W. SELIGMAN & CO. INCORPORATED MATCHED ACCUMULATION PLAN


     The Manager has a Matched Accumulation Plan ("Profit-Sharing Plan") which provides that, through payroll deductions which may be combined with matching contributions and through any profit sharing distribution made by the Manager to the Profit-Sharing Plan, eligible employees of the Manager, Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.) and Seligman Services, Inc. may designate that the payroll deductions and contributions made by the Manager and invested by the Plan trustee, be invested in certain investment companies for which the Manager serves as investment adviser. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under "Method of Purchase."

SELIGMAN DATA CORP. EMPLOYEES' THRIFT PLAN


     SDC has an Employees' Thrift Plan ("Thrift Plan") which provides a systematic means by which savings, through payroll deductions, of eligible employees of SDC may be combined with matching contributions made by the company and invested by the Plan trustee, in certain investment companies for which the Manager serves as investment adviser, as designated by the employee. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under "Method of Purchase."


METHOD OF PURCHASE

     Purchases will be made by the Corporation from time to time on the New York Stock Exchange or elsewhere to satisfy dividend and cash purchase investments under the Automatic Dividend Investment and Cash Purchase Plan, tax-deferred retirement plans, and the investment plans noted above. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the Common Stock on the New York Stock Exchange on the preceding trading day was higher than the net asset value per share (without adjustment for the exercise of Warrants remaining outstanding). If on the dividend payable date or the date shares are issuable to stockholders making Cash Purchase investments under the Plan (the "Issuance Date"), shares previously purchased by the Corporation are insufficient to satisfy dividend or Cash Purchase investments and on the last trading day immediately preceding the dividend payable date or the Issuance Date the closing sale or bid price of the Common Stock is lower than or the same as the net asset value per share, the Corporation will continue to purchase shares until a number of shares sufficient to cover all investments by stockholders has been purchased or the closing sale or bid price of the Common Stock becomes higher than the net asset value, in which case the Corporation will issue the necessary additional shares. If on the last trading date immediately preceding the dividend payable date or Issuance Date, the closing sale or bid price of the Common Stock was higher than the net asset value per share, and if shares of the Common Stock previously purchased on the New York Stock Exchange or elsewhere are insufficient to satisfy dividend or Cash Purchase investments, the Corporation will issue the necessary additional shares from authorized but unissued shares of the Common Stock.


     Shares will be issued on the dividend payable date or the Issuance Date at a price equal to the lower of (1) the closing sale or bid price, plus commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or Issuance Date or (2) the greater of the net asset value per share of the Common Stock on such trading day (without adjustment for the exercise of Warrants remaining outstanding) and 95% of the closing sale or bid price of the Common Stock on the New York Stock Exchange on such trading day. In the past, the Common Stock ordinarily has been priced in the market at less than net asset value per share.



     The net proceeds to the Corporation from the sale of any shares of Common Stock to the Plans will be added to its general funds and will be available for additional investments and general corporate purposes. The Manager anticipates that investment of any proceeds, in accordance with the Corporation's investment objective and policies, will take up to thirty days from their receipt by the Corporation, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Corporation's objectives and policies, the proceeds will be held in U.S. Government Securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments.


     If you are participating in the Automatic Dividend Investment and Cash Purchase Plan and your shares are held under the Plan in book credit form you may terminate your participation in the Plan and receive a certificate for all or a part of your shares or have all or a part of your shares sold for you by the Corporation and retain unsold shares in book credit form or receive a certificate for any shares not sold. Instructions must be signed by all registered stockholders and should be sent to Seligman Data Corp., 4400 Computer Drive, Westborough, MA 01581-5120. If you elect to have shares sold you will receive the proceeds from the sale, less any brokerage commissions. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Plan to have shares sold in the above manner. All other stockholders of the Corporation must sell shares through a registered broker/dealer. Whenever the value of the shares being sold is $50,000 or more, or the proceeds are to be paid or mailed to an address or payee different from that on our records, the signature of all stockholders must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program ("SEMP") and the New York Stock Exchange Medallion Signature Program ("MSP"). Notarization by a notary public is not an acceptable signature guarantee. The Corporation reserves the right to reject a signature guarantee where it is believed that the Corporation will be placed at risk by accepting such guarantee.


SYSTEMATIC WITHDRAWAL PLAN


     This Plan is available if you wish to receive fixed payments from your investment in the Common Stock in any amount at specified regular intervals. You may start a Systematic Withdrawal Plan if your shares of the Corporation's Common Stock have a market value of $5,000 or more. Shares must be held in your account as book credits. SDC will act for you, make payments to you in specified amounts on either the 1st or 15th day of each month, as designated by you, and maintain your account. There is a charge by the agent of $1.00 per withdrawal payment for this service. This charge may be changed from time to time.



     Payments under the Withdrawal Plan will be made by selling exactly enough full and fractional shares of Common Stock to cover the amount of the designated withdrawal. Sales may be made on the New York Stock Exchange, to the agent or a trustee for one of the other Plans, or elsewhere. Payments from sales of shares will reduce the amount of capital at work and dividend earning ability, and ultimately may liquidate the investment. Sales of shares may result in gain or loss for income tax purposes. Withdrawals under this Plan or any similar Withdrawal Plan of any other investment company, concurrent with purchases of shares of the Common Stock or of shares of any other investment company, will ordinarily be disadvantageous to the Planholder because of the payment of duplicative commission or sales loads.


STOCKHOLDER INFORMATION


     SDC maintains books and records for all of the Plans, and confirms transactions to Stockholders. To insure prompt delivery of checks, account statements and other information, you should notify SDC immediately, in writing, of any address changes. If you close your account during any year it is important that you notify SDC of any subsequent address changes to ensure that you receive a year-end statement and tax information for that year. You will be sent reports quarterly regarding the Corporation. General information about the Corporation may be requested by writing the Corporate Communications/Investor Relations

Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all United States. You may call
(212) 850-1864 in New York State and in the greater New York City area. Information about your account (other than a retirement plan account), may be requested by writing Stockholder Services, Seligman Data Corp., at the same address or by toll-free telephone by dialing (800) 874-1092 from all United States or 212-682-7600 outside the United States. For information about a retirement account, call Retirement Plan Services toll-free at (800) 445-1777 or write Retirement Plan Services, Seligman Data Corp. at the above address. SDC may be telephoned Monday through Friday (except holidays) between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, your call will be answered by a service representative.



     24-HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 (WITHIN THE UNITED STATES) ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, YOU MAY REQUEST ACCOUNT STATEMENTS AND FORM 1099-DIV.


               ISSUANCE OF SHARES IN CONNECTION WITH ACQUISITIONS

     The Corporation may issue shares of its Common Stock in exchange for the assets of another investing company in transactions in which the number of shares of Common Stock of the Corporation to be delivered will be generally determined by dividing the current value of the seller's assets by the current per share net asset value or market price on the New York Stock Exchange of the Common Stock of the Corporation, or by an intermediate amount. In such acquisitions, the number of shares of the Corporation's Common Stock to be issued will not be determined on the basis of the market price of such Common Stock if such price is lower than its net asset value per share, except pursuant to an appropriate order of the Securities and Exchange Commission or approval by stockholders of the Corporation, as required by law. The Corporation is not presently seeking to acquire the assets of any investing company, but it may acquire the assets of companies from time to time in the future.

     Some or all of the stock so issued may be sold from time to time by the recipients or their stockholders through brokers in ordinary transactions on stock exchanges at current market prices. The Corporation has been advised that such sellers may be deemed to be underwriters as that term is defined in the 1933 Act.

                             ADDITIONAL INFORMATION


     During 1998, the Corporation had transactions in the ordinary course of business with firms and companies of which one or more directors and officers was a director and/or officer of the Corporation, and it is expected that the Corporation will continue to have transactions of such nature during the current year.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

     The table of contents of the SAI is as follows:

                               TABLE OF CONTENTS


Additional Investment Policies..............................    2
Directors and Officers......................................    4
Management..................................................    8
Experts.....................................................    9
Custodian, Stockholder Service Agent and Dividend Paying
  Agent.....................................................    9
Brokerage Commissions.......................................    9
Incorporation of Financial Statements by Reference..........   10
Independent Auditors' Report on Financial Highlights--
  Senior Securities--$2.50 Cumulative Preferred Stock.......   11
Appendix....................................................   12

[TRI-CONTINNENTAL CORPORATION LOGO]             AUTHORIZATION FORM
To: Seligman Data Corp.                                 FOR
P.O. Box 9759                              AUTOMATIC DIVIDEND INVESTMENT
Providence, Rhode Island 02940-9759           AND CASH PURCHASE PLAN
                                               - AUTOMATIC DIVIDEND
                                                 INVESTMENT
                                               - AUTOMATIC INVESTMENT OF
                                                 OTHER CORPORATIONS'
                                                 DIVIDENDS
                                               - CASH PURCHASE PLAN
                                               - AUTOMATIC CHECK SERVICE


                                                  Date ______________________

Gentlemen:

   I own shares of Tri-Continental Corporation Common Stock registered as shown below:

ACCOUNT REGISTRATION



--------------------------------------------------------------------------------------------------------------------------
Stockholder's Name (print or type)                            Stockholder's Signature*

--------------------------------------------------------------------------------------------------------------------------
Co-Holder's Name                                              Co-Holder's Signature*

--------------------------------------------------------------------------------------------------------------------------
Address (street and number)                                   Taxpayer Identification Number

--------------------------------------------------------------------------------------------------------------------------
City                 State                 Zip Code           Stockholder Account Number, if known

* If shares are held or to be held in more than one name, all must sign, and plural pronouns will be implied in the text. In the case of co-holders, a joint tenancy with right of survivorship will be presumed unless otherwise specified.

Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify that to my legal capacity to purchase or sell shares of the Corporation for my own Account, or for the Account of the organization named above. I have received a current Prospectus of the Corporation and appoint Seligman Data Corp. as my agent to act in accordance with my instructions herein.

-------------          ------------------------------------------------------------
Date                   Stockholder's Signature

   I have read the Terms and Conditions of the Automatic Dividend Investment and Cash Purchase Plan and the current Prospectus, a copy of which I have received, and I wish to establish a Plan to use the Services checked below:

SERVICE(S) DESIRED

   [ ] AUTOMATIC INVESTMENT OF TRI-CONTINENTAL DIVIDENDS

       I wish to have my quarterly dividends invested in additional shares, and distributions from gains paid as follows:
       [ ] Credited to my account in additional full and fractional shares.
       [ ] Credited 75% to my account in shares and 25% paid to me in cash.

   [ ] AUTOMATIC INVESTMENT OF OTHER CORPORATION'S DIVIDENDS

       I intend to give orders for the payment of cash dividends from other corporations to be invested in shares of Tri-Continental Common Stock for my account.


       Note: Checks in payment of dividends from other corporations should indicate your name and Tri-Continental account number. The checks should be made payable to the order of Tri-Continental Corporation and be mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.


   [ ] CASH PURCHASES

       I intend to send funds from time to time to be invested in shares of Tri-Continental Common Stock for my account.


       Note: Your checks should indicate your name and Tri-Continental account number. Make all checks payable to Tri-Continental Corporation and mail to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.


   [ ] AUTOMATIC CHECK SERVICE

       I have completed the Authorization Form to have pre-authorized checks drawn on my regular checking account at regular intervals for investment in shares of Tri-Continental Common Stock.


                                                                            5/99

[TRI-CONTINENTAL CORPORATION LOGO]         AUTHORIZATION FORM
                                                   FOR
                                         AUTOMATIC CHECK SERVICE


To start your Automatic Check Service, fill out this form and forward it with an unsigned bank check from your regular checking account (marked "void") to:

               Seligman Data Corp.
               P.O. Box 9759
               Providence, Rhode Island 02940-9759


                                                  Date _____________________

Gentlemen:

   I own shares of Tri-Continental Corporation Common Stock, registered as shown below, which are entered in the Automatic Dividend Investment and Cash Purchase Plan.

1. Stockholder Account Number (if known)
                                        -------------------------------------

2. AUTOMATIC CHECK SERVICE
  Please arrange with my bank to draw pre-authorized checks on my regular checking account and invest $__________________ in shares of Tri-Continental Common Stock every:

                     [ ] month                 [ ] 3 months

  I have completed the "Bank Authorization to Honor Pre-Authorized Checks" which appears below and have enclosed one of my bank checks marked "void." I understand that my checks will be invested on the fifth day of the month and that I must remember to deduct the amount of my investment as it is made from my checking account balance.

BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS

To:
  ------------------------------------------------------------------------------
  (Name of Bank)


  ------------------------------------------------------------------------------
  (Address of Bank or Branch, Street, City, State and Zip)

Please honor pre-authorized checks drawn on my account by Seligman Data Corp., 100 Park Avenue, New York, NY 10017, to the order of Tri-Continental Corporation, and charge them to my checking account. Your authority to do so shall continue until you receive written notice from me revoking it. You may terminate your participation in this arrangement at any time by written notice to me. I agree that your rights with respect to each pre-authorized check shall be the same as if it were a check drawn and signed by me. I further agree that should any such check be dishonored, with or without cause, intentionally or inadvertently, you shall be held under no liability whatsoever.


--------------------------------------------------------------------------------------------------------------------------
Checking Account No.

--------------------------------------------------------------------------------------------------------------------------
Name(s) of Depositor(s)--Please Print                         Signature(s) of Depositor(s)--As carried by Bank

--------------------------------------------------------------------------------------------------------------------------
Address (Street)                                              City                 State                 Zip Code


                                                                            5/99

                      (This page intentionally left blank)

                              TERMS AND CONDITIONS

    The Automatic Dividend Investment and Cash Purchase Plan provides Tri-Continental Common Stockholders with four ways to add to their investments:
1) with Tri-Continental dividends and distributions, 2) with cash dividends from other corporations, 3) with cash payments, in any amount at any time, and 4) with cash provided by pre-authorized checks through the Automatic Check Service. A Planholder may use any or all of these Services, subject to the following terms and conditions:


    1. Seligman Data Corp. ("SDC"), as Plan service agent, will maintain accounts and confirm to Planholders, as soon as practicable after each investment, the number of shares of Common Stock acquired and credited to the accounts and the cost. Tri-Continental Corporation (the "Corporation"), as purchase agent, will purchase shares for Planholders. All checks for dividends payable by other corporations or for cash purchase payments sent by Planholders for investment in additional shares of Tri-Continental Common Stock should be drawn to the order of Tri-Continental Corporation and mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.


    2. Funds received by the Corporation for a Planholder will be combined with funds of other Planholders and those funds may be combined with funds available under the plans for the purchase of Tri-Continental Common Stock in order to minimize brokerage commissions on shares purchased. Shares will be purchased in accordance with the current Prospectus. Dividends from other corporations and purchase cash received from Planholders or through the Automatic Check Service will be invested at least once each 30 days.

    3. The cost of shares acquired for each Plan will be the average cost, including brokerage commissions and any other costs of acquisition, of all shares acquired for all Planholders in connection with a particular investment.

    4. No stock certificates will be delivered for shares acquired unless the Plan account is terminated or the Planholder requests their delivery by writing to SDC. The shares acquired will be held in each Planholder's account as book credits.

    5. Certificates held by a Planholder, or subsequently received, may be sent to SDC for credit to a Plan account. A certificate for any full shares held in a Plan account will be issued at a Planholder's request. The time required to obtain a certificate to sell through a broker, or for other purposes, will be that needed to send a written request to SDC to withdraw the certificate (normally two business days) and to mail the certificate to the Planholder through the U.S. Postal Service.

    6. A maximum service charge of $2.00 will be deducted before each investment is made for a Plan account. There is no charge for Automatic Dividend Investment.

    7. Applications for the Automatic Check Service are subject to acceptance by the Planholder's bank and SDC. SDC will prepare Automatic Check Service checks with the same magnetic ink numbers that are on a Planholder's check and will arrange with the Planholder's bank to start the Service in accordance with the Planholder's instructions. A minimum of 30 days from the date of receipt of an application by SDC is required to contact the bank and initiate the Service. If for any reason the bank is unable to honor a pre-authorized check request, the Planholder will be notified promptly.

    Shares with a market value of at least two times the amount of the authorized checks must be held as book credits for the Planholder's account by SDC. If any check is dishonored or if the value of shares held by SDC in an account falls below the required minimum, the Service may be suspended. The Service may be reinstated upon written request by the Planholder including an indication that the cause of the interruption has been corrected.

    If a Planholder's check is not honored by the Planholder's bank at any time, SDC is authorized to sell exactly enough full and fractional shares from the Planholder's account to equal the amount of the dishonored check.

    8. A Planholder or SDC may terminate a Plan account at any time upon notice in writing before the record date of a dividend or distribution by Tri-Continental. A Plan account will terminate automatically if the Planholder sells or transfers all of the shares in the Plan account. If a Plan account is terminated, a certificate for the full shares held may be issued and sent to the Planholder, and any fractional shares may be liquidated at the Planholder's request. Terminating Planholders may elect to have all or part of their shares sold by the Corporation, if their shares are held in book credit form. If a Plan account is terminated between the record and payment dates of a dividend, the dividend payment will be made in cash.

    9. In acting under this Plan, the Corporation and SDC will be liable only for willful misfeasance or gross negligence.

    10. A Planholder may adopt or suspend one or more of the Plan Services by sending a revised Authorization Form or notice in writing to SDC.

    11. All additional shares registered in a Planholder's name which are acquired under one or more of the Plan Services or by other means will participate automatically in each of the Plan services elected.


                                                                            5/99

                      [TRI-CONTINENTAL CORPORATION LOGO]
                        AN INVESTMENT YOU CAN LIVE WITH

                                100 Park Avenue
                            New York, New York 10017

                               INVESTMENT MANAGER
                             J. & W. Seligman & Co.
                                  Incorporated

                                100 Park Avenue
                            New York, New York 10017

                           STOCKHOLDER SERVICE AGENT
                              Seligman Data Corp.
                                100 Park Avenue
                            New York, New York 10017

                         PORTFOLIO SECURITIES CUSTODIAN
                       Investors Fiduciary Trust Company
                                801 Pennsylvania
                          Kansas City, Missouri 64105

                                GENERAL COUNSEL
                              Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004
                               ------------------
                                 Listed on the
                            New York Stock Exchange

                      [TRI-CONTINENTAL CORPORATION LOGO]
                        AN INVESTMENT YOU CAN LIVE WITH

                               A MANAGEMENT TYPE
                            DIVERSIFIED, CLOSED-END
                               INVESTMENT COMPANY
                               ------------------
                                  COMMON STOCK
                                ($.50 PAR VALUE)
                               ------------------
                                   PROSPECTUS


                                  MAY 1, 1999



CEIRI 1 5/99

                      STATEMENT OF ADDITIONAL INFORMATION
                                  May 1, 1999
                          TRI-CONTINENTAL CORPORATION

                                100 Park Avenue
                            New York, New York 10017

                    New York City Telephone: (212) 682-7600
             Toll-Free Telephone: (800) 874-1092 all United States
     For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


        This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the Prospectus dated May 1, 1999, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from Tri-Continental Corporation at 100 Park Avenue, New York, NY 10017.



        A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the "Commission").


                                TABLE OF CONTENTS

                                                      Page
                                                      ----
Additional Investment  Policies.........................2
 (See "Investment and other Policies" in the
  Prospectus)

Directors and Officers..................................4

Management..............................................8
  (See "Management of the Corporation" in the
  Prospectus)

Experts.................................................9

Custodian, Stockholder Service Agent
  and Dividend Paying Agent.............................9

Brokerage Commissions...................................9

Incorporation of Financial Statements
  by Reference.........................................10

Independent Auditors' Report on
  Financial Highlights -- Senior Securities --
  $2.50 Cumulative Preferred Stock.....................11

Appendix...............................................12

                         ADDITIONAL INVESTMENT POLICIES


   The investment objectives and policies of the Corporation are set forth in the Prospectus. Certain additional investment information is set forth below. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus.

   The Corporation's stated fundamental policies, which may not be changed without a vote of stockholders are listed below; within the limits of these fundamental policies, the management has reserved freedom of action. The
Corporation:

   (1) may issue senior securities such as bonds, notes or other evidences of indebtedness if immediately after issuance the net assets of the Corporation provide 300% coverage of the aggregate principal amount of all bonds, notes or other evidences of indebtedness and that amount does not exceed 150% of the capital and surplus of the Corporation;

   (2) may issue senior equity securities on a parity with, but not having preference or priority over, the Preferred Stock if immediately after issuance its net assets are equal to at least 200% of the aggregate amount (exclusive of any dividends accrued or in arrears) to which all shares of the Preferred Stock, then outstanding, shall be entitled as a preference over the Common Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

   (3) may borrow money for substantially the same purposes as it may issue senior debt securities, subject to the same restrictions and to any applicable limitations prescribed by law;

   (4) may engage in the business of underwriting securities either directly or through majority-owned subsidiaries subject to any applicable restrictions and limitations prescribed by law;

   (5) does not intend to concentrate its assets in any one industry although it may from time to time invest up to 25% of the value of its assets, taken at market value, in a single industry;

   (6) may not, with limited exceptions, purchase and sell real estate directly but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Corporation's total assets;

   (7) may not purchase or sell commodities or commodity contracts; and

   (8) may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. It may lend its portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities subject to any applicable requirements of a national securities exchange or of a governmental regulatory body against collateral consisting of cash or direct obligations of the United States, maintained on a current basis, so long as all such loans do not exceed 10% of the value of total assets, and it may make loans represented by repurchase agreements, as described in the Prospectus, so long as such loans do not exceed 10% of the value of total assets.

   When securities are loaned, the Corporation receives from the borrower the equivalent of dividends or interest paid by the issuer of securities on loan and, at the same time, makes short-term investments with the cash collateral and retains the interest earned, after payment to the borrower or placing broker of a negotiated portion of such interest, or receives from the borrower an agreed upon rate of interest in the case of loans collateralized by direct obligations of the United States. The Corporation does not have the right to vote securities on loan, but would expect to terminate the loan and regain the right to vote if that were considered important with respect to the investment.

   During its last three fiscal years, the Corporation did not: (a) issue senior securities; (b) borrow any money; (c) underwrite securities; (d) concentrate investments in particular industries or groups of industries; (e) purchase or sell real estate, commodities, or commodity contracts; or (f) make money loans or lend portfolio securities.

   In order to take advantage of opportunities that may be provided by debt instruments of foreign issuers, the Corporation may from time to time invest up to 3% of its assets in debt securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities and in related forward contracts. The Manager will determine the percentage of assets invested in securities of a particular country or denominated in a particular currency in accordance with its assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. dollar. Currently, the Corporation will invest in securities denominated in foreign currencies or U.S. dollars of issuers located in the following countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. An issuer of debt securities purchased by the Corporation may be domiciled in a country other than the country in whose currency the instrument is denominated.

   The Corporation's returns on foreign currency denominated debt instruments can be adversely affected by changes in the relationship between the U.S. dollar and foreign currencies. The Corporation may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions or portfolio positions. The Corporation will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency market or through forward contracts.

Rights and Warrants. The Corporation may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Corporation's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired by the Corporation in units or attached to securities may be deemed to have been purchased without cost.

Foreign Currency Transactions. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Corporation will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

   The Corporation may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case the contract would approximate the value of some or all of the Corporation's portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Corporation. Under extraordinary circumstances, the Manager may enter into forward currency contracts in excess of 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Corporation may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Corporation and its ability to purchase additional securities.

   Except as set forth above and immediately below, the Corporation will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Corporation to deliver an amount of foreign currency in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency. The Corporation, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Corporation will be served.

   At the maturity of a forward contract, the Corporation may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Corporation to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Corporation is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Corporation is obligated to deliver. However, the Corporation may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

   If the Corporation retains the portfolio security and engages in offsetting transactions, the Corporation will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Corporation engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Corporation's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Corporation will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Corporation will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Corporation's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Corporation is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Stockholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Corporation at one rate, while offering a lesser rate of exchange should the Corporation desire to resell that currency to the dealer.

   Investment income received by the Corporation from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Corporation to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Corporation's assets to be invested within various countries is not known.


                             DIRECTORS AND OFFICERS

   A listing of the directors and officers of the Corporation and their business experience for the past five years follows. An asterisk (*) indicates directors who are "interested persons" of the Corporation (as defined by the Investment Company Act of 1940 (the "1940 Act"). Unless otherwise noted, the address of each director and officer is 100 Park Avenue, New York, NY 10017.


WILLIAM C. MORRIS*               Director, Chairman of the Board, Chief
       (61)                      Executive Officer and Chairman of the
                                 Executive Committee

                                 Chairman, J. & W. Seligman & Co. Incorporated; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Advisors, Inc.; Seligman Services, Inc.; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director, Seligman Data Corp.; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College. Formerly, Director, Daniel Industries Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*                  Director, President and Member of the Executive
                                Committee
     (46)

                                 Director and President, J. & W. Seligman & Co. Incorporated; President (with the exception of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.) and Director or Trustee, the Seligman Group of investment companies; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director, ICI Mutual Insurance Company, Seligman Advisors, Inc., and Seligman Services, Inc.


RICHARD R. SCHMALTZ*             Director and Member of the Executive Committee
        (58)


                                 Director and Managing Director, Director of
                                 Investments, J. & W. Seligman & Co.
                                 Incorporated; Director or Trustee, the
                                 Seligman Group of investment companies (except Seligman Cash Management Fund, Inc.); Director, Seligman Henderson Co., and Trustee Emeritus of Colby College. Formerly, Director, Investment Research at Neuberger & Berman from May 1993 to September 1996.



JOHN R. GALVIN                   Director
        (69)

                                 Dean, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee, the Seligman Group of Investment Companies; Chairman Emeritus of the American Council on Germany; a Governor of the Center for Creative Leadership; Director, the National Defense University; the Institute for Defense Analyses; and Raytheon Co., electronics. Formerly, Director, USLIFE Corporation, life insurance; Ambassador, U.S. State Department for negotiations in Bosnia; Distinguished Policy Analyst at Ohio State University and Olin Distinguished Professor of National Security Studies at the United States Military Academy. From June, 1987 to June, 1992, he was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command. Tufts University, Packard Avenue, Medford, MA 02155.


ALICE S. ILCHMAN                 Director
        (64)


                                 Retired President, Sarah Lawrence College;
                                 Director or Trustee, the Seligman Group of
                                 Investment Companies; Trustee, the Committee
                                 for Economic Development; Chairman, The
                                 Rockefeller Foundation, charitable foundation. Formerly, Trustee, The Markle Foundation, philanthropic organization; and Director, New York Telephone Company, and International Research and Exchange Board, intellectual exchanges. Sarah Lawrence College, Bronxville, New York 10708

FRANK A. McPHERSON               Director

        (66)


                                 Retired Chairman of the Board and Chief
                                 Executive Officer, Kerr-McKee Corporation;
                                 Director or Trustee, the Seligman Group of
                                 Investment Companies; Director, Kimberly-Clark Corporation, consumer products; Bank of Oklahoma Holding Company; Baptist Medical Center; Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; and National Boys and Girls Clubs of America; and President of the Oklahoma Foundation for Excellence in Education. Formerly, Chairman of the Oklahoma City Chamber of Commerce, and the Oklahoma City Public Schools Foundation; a Director, Federal Reserve System's Kansas City Reserve Bank; and a Member of the Business Roundtable. 2601 Northwest Expressway, Suite 805E,Oklahoma City, OK 73112

JOHN E. MEROW                    Director
        (69)


                                 Retired Chairman and Senior Partner, Sullivan & Cromwell, law firm; Director or Trustee, the Seligman Group of Investment Companies; Commonwealth Industries, Inc., manufacturer of aluminum sheet products; the Foreign Policy Association; the Municipal Art Society of New York; and the United States Council for International Business; Chairman, American Australian Association; Chairman of the New York Presbyterian Healthcare Network, Inc. and a Trustee of the New York Presbyterian Hospital; Vice-Chairman, the U.S.-New Zealand Council; and a Member of the American Law Institute and the Council on Foreign Relations. 125 Broad Street, New York, NY 10004


BETSY S. MICHEL                  Director
        (56)


                                 Attorney; Director or Trustee, the Seligman
                                 Group of Investment Companies; Trustee, The
                                 Geraldine R. Dodge Foundation, charitable foundation; and Chairman of the Board of Trustees of St. George's School (Newport, RI). Formerly, Director, the National Association of Independent Schools (Washington DC).
                                 P.O. Box 449, Gladstone, NJ 07934



JAMES C. PITNEY                  Director
        (72)


                                 Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm; Director or Trustee, the Seligman Group of Investment Companies. Formerly, Director, Public Service Enterprise Group, public utility. Park Avenue at Morris County, P.O. Box 1945, Morristown, NJ 07962-1945


JAMES Q. RIORDAN                 Director
        (71)


                                 Director, various organizations; Director or
                                 Trustee, the Seligman Group of Investment
                                 Companies; The Brooklyn Museum; KeySpan Energy Corporation;; The Committee for Economic Development; and Public Broadcasting Service
                                 (PBS). Formerly, Co-Chairman of the Policy
                                 Council of the Tax Foundation; Director and
                                 Vice Chairman, Mobil Corporation; Director,
                                 Tesoro Petroleum Companies and Dow Jones &
                                 Company Inc.; and Director and President,
                                 Bekaert Corporation. 675 Third Avenue, Suite
                                 3004, New York, NY 10017


ROBERT L. SHAFER                 Director
        (66)


                                 Retired Vice President, Pfizer Inc.; Director or Trustee, the Seligman Group of Investment Companies. Formerly, Director, USLIFE Corporation, life insurance.
                                 235 East 42nd Street, New York, NY 10017



JAMES N. WHITSON                 Director
        (64)


                                 Retired Executive Vice President and Chief
                                 Operating Officer, Sammons Enterprises, Inc.; Director or Trustee, the Seligman Group of Investment Companies; Consultant to and Director of Sammons Enterprises, Inc.; and Director, C-SPAN and CommScope, Inc., manufacturer of coaxial cables. Formerly, Director, Red Man Pipe and Supply Company, piping and other materials. 5949 Sherry Lane, Suite 1900, Dallas, TX 75225

CHARLES C. SMITH, JR.            Vice President and Portfolio Manager

        (42)


                                 Managing Director, J. & W. Seligman & Co.
                                 Incorporated; Vice President and Portfolio
                                 Manager, three open-end investment companies in the Seligman Group of Investment Companies.


CHARLES W. KADLEC                Vice President

        (53)

                                 Managing Director, J. & W. Seligman & Co.;
                                 Chief Investment Strategist, Seligman
                                 Advisors, Inc.



LAWRENCE P. VOGEL                Vice President

        (42)

                                 Senior Vice President, Finance, J. & W.
                                 Seligman & Co. Incorporated, Seligman
                                 Advisors, Inc., and Seligman Data Corp.; Vice President, the Seligman Group of Investment Companies and Seligman Services, Inc.; Vice President and Treasurer, Seligman International, Inc.;
                                 and Treasurer, Seligman Henderson Co.


FRANK J. NASTA                   Secretary
        (34)


                                 General Counsel, Senior Vice President, Law and Regulation, and Corporate Secretary, J. &
                                 W. Seligman & Co. Incorporated; Secretary, the Seligman Group of Investment Companies; and Corporate Secretary, Seligman Advisors, Inc., Seligman Henderson Co., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp.


THOMAS G. ROSE                   Treasurer
        (41)


                                 Treasurer, the Seligman Group of Investment
                                 Companies; and Seligman Data Corp.,
                                 shareholder service agent.



                               Compensation Table
                               ------------------

                                                                  Pension or
                                              Aggregate       Retirement Benefits
                                            Compensation      Accrued as part of    Total Compensation
                                          from Corporation       Corporation       from Corporation and
 Name and Position with Corporation              (1)               Expenses        Fund Complex (1)(2)
 -----------------------------------             ---               ---------       -------------------
 William C. Morris, Director and Chairman        N/A                  N/A                  N/A
 Brian T. Zino, Director and President           N/A                  N/A                  N/A
 Richard R. Schmaltz, Director                   N/A                  N/A                  N/A
 John R. Galvin, Director                     $24,800.00              N/A               $79,000.00
 Alice S. Ilchman, Director                    22,400.00              N/A                73,000.00
 Frank A. McPherson, Director                  24,800.00              N/A                79,000.00
 John E. Merow, Director                       24,000.00              N/A                77,000.00
 Betsy S. Michel, Director                     24,800.00              N/A                79,000.00
 James C. Pitney, Director                     23,200.00              N/A                75,000.00
 James Q. Riordan, Director                    23,200.00              N/A                75,000.00
 Robert L. Shafer, Director                    23,200.00              N/A                75,000.00
 James N. Whitson, Director                    24,800.00(3)           N/A                79,000.00(3)

----------------------
(1) Based on remuneration received by the Directors of the Corporation for the year ended December 31, 1998. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) As defined in the Corporation's prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

(3) Deferred.

   The Corporation has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the director's fees and expenses and the accumulated balance thereof is included in "Liabilities" in the Corporation's financial statements. As of December 31, 1998, the total amount of deferred compensation (including interest) payable in respect of the Corporation to Mr. Whitson was $132,346. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $124,695 and $222,487, respectively, as of December 31, 1998. The Corporation has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by the Manager, as designated by the director. The Corporation may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.



   Directors and officers of the Corporation are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group.



   The Executive Committee of the Board of Directors has the power to (a) determine the value of securities and assets owned by the Corporation, (b) elect or appoint officers of the Corporation to serve until the next meeting of the Directors succeeding such action and (c) determine the price at which shares of Common Stock of the Corporation shall be issued and sold. All action taken by the Executive Committee is recorded and reported to the Board of Directors at their meeting succeeding such action. The members of the Executive Committee consist of Mr. William C. Morris, Chairman, Richard R. Schmaltz, and Brian T. Zino, President.



HOLDINGS OF PREFERRED STOCK, COMMON STOCK AND WARRANTS:


   As of March 31, 1999 holders of record of Preferred Stock totaled 572; holders of record of Common Stock totaled 42,861; and holders of record of Warrants totaled 138. Insofar as is known by the Corporation, no person owns or controls or holds, directly or indirectly, 5% or more of the outstanding equity securities, except for Cede & Co., a nominee for The Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10274-0020 who owns of record 47.61% of the Corporation's Common Stock outstanding and 76.01% of the Corporation's Preferred Stock outstanding.



   As of March 31, 1999 all directors and officers of the Corporation, as a group, owned less than 1% of the Corporation's Common Stock. As of that date, no directors or officers owned any of the Corporation's Preferred Stock or Warrants. Mr. William C. Morris is Chairman and Chief Executive Officer of the Manager and Chairman of the Board and Chief Executive Officer of the Corporation. Mr. Morris owns a majority of the outstanding voting securities of the Manager.


   These securities of the Corporation shown as being owned beneficially by the directors and officers include shares held by or for the benefit of members of their families or held by a trust of which a director is a trustee but in which they disclaim beneficial ownership.

                                   MANAGEMENT

   The Corporation pays the Manager for its services a management fee, calculated daily and payable monthly, equal to a percentage of the daily net assets of the Corporation. The method for determining this percentage, referred to as the management fee rate, is set forth in the Prospectus. The management fee amounted to $14,754,214 in 1998, $13,151,570 in 1997, and $11,136,312 in
1996, which was equivalent to annual rates of .40%, .40%, and .41%, respectively, of the average daily net assets of the Corporation.



   Prior to March 31, 1998, the Manager was party to a Subadvisory Agreement with Seligman Henderson Co. pursuant to which Seligman Henderson Co. agreed to provide investment advisory services to the Corporation in respect of foreign assets to the extent requested by the Manager. On March 30, 1998, the Subadvisory Agreement was terminated in accordance with its terms. The Manager has no present plans to enter into similar arrangements in respect of the Corporation. The Manager paid fees to Seligman Henderson Co., pursuant to the Subadvisory Agreement, of $1,361,562 and $1,192,207 for the years ended December 31, 1997 and 1996. For the period January 1, 1998 to March 30, 1998, the Manager paid fees of $279,293 to Seligman Henderson Co.


   As part of its services to the Corporation, the Manager provides the Corporation with such office space, administrative and other services and executive and other personnel as are necessary for the operations of the Corporation. The Manager also provides senior management for Seligman Data Corp., a wholly-owned subsidiary of the Corporation and certain other investment companies in the Seligman Group. The Manager pays all of the compensation of the directors of the Corporation who are employees or consultants of the Manager and its affiliates, of the officers and employees of the Corporation and of certain executive officers of Seligman Data Corp.

   The Manager is a successor firm to an investment banking business founded in 1864 which has provided investment services to individuals, families, institutions and corporations. On December 23, 1988, a majority of the outstanding voting securities of the Manager were purchased by Mr. William C. Morris, and a simultaneous recapitalization of the Manager occurred. See the Appendix for a history of the Manager.

                                    EXPERTS

   Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 acts as independent auditors for the Corporation and in such capacity audits the Corporation's annual and semi-annual financial statements and financial highlights.

   The financial information of the Corporation included in the Prospectus under the caption "Financial Highlights" and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of Deloitte & Touche LLP given upon their authority as experts in auditing and accounting.


         CUSTODIAN, STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING AGENT

   Seligman Data Corp., a wholly-owned subsidiary of the Corporation, acts as the stockholder service agent and dividend paying agent and performs, at cost, certain recordkeeping functions for the Corporation, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.

   Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Corporation. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Corporation.

                             BROKERAGE COMMISSIONS

   The Management Agreement recognizes that in the purchase and sale of portfolio securities of the Corporation, the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for its use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager to be beneficial to the Corporation. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Corporation than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager in connection with its services to clients other than the Corporation.

   In over-the-counter markets, the Corporation deals with primary market makers unless a more favorable execution or price is believed to be obtainable. The Corporation may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

   When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Information as to the Corporation's portfolio turnover rate for recent years is stated under "Financial Highlights" in the Prospectus. Total brokerage commissions (not including any spreads on principal transactions on a net basis) paid by the Corporation during the years ended December 31, 1998, 1997, and 1996 were $5,013,846, $6,815,388, and $4,105,756, respectively.


               INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE


   The Corporation's financial statements for the year ended December 31, 1998 are incorporated into this SAI by reference to the 1998 Annual Report to Stockholders of the Corporation, filed with the Commission pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder. The 1998 Annual Report contains schedules of the Corporation's portfolio investments as of December 31, 1998 and certain other financial information. A copy of the 1998 Annual Report will be sent to you without charge if you request a copy of this SAI.

  INDEPENDENT AUDITORS' REPORT ON FINANCIAL HIGHLIGHTS -- SENIOR SECURITIES --
                        $2.50 CUMULATIVE PREFERRED STOCK

To the Board of Directors and Security Holders of
   Tri-Continental Corporation:


   We have previously audited, in accordance with generally accepted auditing standards, the statements of assets and liabilities, including the portfolio of investments, and the statements of capital stock and surplus of Tri-Continental Corporation as of December 31 for each of the ten years in the period ended December 31, 1998 and the related statements of operations and of changes in net investment assets, and the financial highlights for each of the years then ended (none of which are presented herein); and we expressed unqualified opinions on those financial statements.



   In our opinion, the information appearing on page 7 of the Prospectus, under the caption "Senior Securities -- $2.50 Cumulative Preferred Stock," for each of the ten years in the period ended December 31, 1998 is fairly stated, in all material respects, in relation to the financial statements from which it has been derived.


DELOITTE & TOUCHE LLP
New York, New York
April 19, 1999

                                    APPENDIX

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

        Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

        Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 .... Prior to 1900

-       Helps finance America's fledgling railroads through underwriting.

- Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

- Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

- Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension. - Is appointed U.S. Navy fiscal agent by President Grant.

- Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

-       Helps Congress finance the building of the Panama Canal.

 ...1910s

- Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

- Participates in hundreds of underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

- Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $3 billion in assets, and one of its oldest.

 ...1930s

- Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

-       Establishes Investment Advisory Service.

 ...1940s

-       Helps shape the Investment Company Act of 1940.

- Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

- Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

-       Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

- Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.

- Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.

- Establishes J. & W. Seligman Trust Company, and J. & W. Seligman Valuations Corporation.

- Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

- Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high-quality municipal bonds.

- In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

- Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

- Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund, and Seligman Henderson Emerging Markets Growth Fund.

- Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

TRI-CONTINENTAL CORPORATION
AN INVESTMENT YOU CAN LIVE WITH

Through nearly seven decades of dramatic economic, political, scientific, and social change, Tri-Continental Corporation has remained faithful to its objective of providing a sound investment based primarily on carefully selected common stocks of well-managed, financially strong companies.

[LOGO]

TRI-CONTINENTAL CORPORATION IS A DIVERSIFIED CLOSED-END INVESTMENT COMPANY THAT WAS ESTABLISHED IN 1929. IT INVESTS PRIMARILY TO PRODUCE LONG-TERM GROWTH OF BOTH CAPITAL AND INCOME, WHILE PROVIDING REASONABLE CURRENT INCOME. ITS COMMON STOCK IS TRADED ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL TY.

In a dramatically changing world, it's comforting to know that stability, tradition, and consistent professional service can still be found. Tri-Continental Corporation, a diversified closed-end investment company established in 1929, strictly adheres to these values. The Corporation invests primarily in carefully selected common stocks of well-managed, financially sound companies. Its investment objective is to produce long-term growth of both capital and income, while providing reasonable current income.

Tri-Continental Corporation has stayed faithful to this objective during seven decades of dramatic change, including the country's deepest depression, wars, and the stagnation and high inflation of the 1970s. Through the passing fads of the marketplace and new theories of investment management, the Corporation's management has adapted to the conditions of the day, but never abandoned its basic philosophy that a sound investment is based on fundamentally solid investment values.

It is the rich past of Tri-Continental Corporation that is chronicled in the pages that follow. As you read about the Great Depression, World War II, the first television, man landing on the moon, the invention of the microprocessor, the gasoline shortage of the 70s, and more recently, the Dow Jones Industrial Average breaking through to a remarkable series of new highs, Tri-Continental Corporation is there every step of the way.

[GRAPHIC OMITTED]

Wall Street, 1864

AS EARLY AS 1925, A JUNIOR EMPLOYEE AT J. & W. SELIGMAN & CO. PROPOSED TO THE PARTNERS THAT THE FIRM SPONSOR AN INVESTMENT COMPANY -- A COMPANY IN WHICH INVESTORS POOL THEIR ASSETS FOR PROFESSIONAL MANAGEMENT.

The Partners were used to taking risks on their own account, but taking risks for thousands of Stockholders was something entirely different. However, by 1929, there were hundreds of investment companies, and the investing public couldn't seem to get enough of them. Ultimately, the decision was made and Tri-Continental Corporation was formed.

It was envisioned that the Corporation would invest its assets in the securities of companies on three continents - North and South America and Europe. The plan prompted the name Tri-Continental. The new corporation was to be a closed-end investment company with a diversified portfolio selected to attain a conservative objective - long-term growth of capital and income and reasonable current income. As a closed-end fund, Tri-Continental would issue a fixed number of shares that could be bought and sold primarily on the New York Stock Exchange.

Tri-Continental was to be significantly different from other closed-end funds formed in the United States at the time. Generally, these other funds were sponsored by investment banking firms to earn underwriting fees and sales commissions, and the investment management was left to one or two staff members who handled the job along with other duties. Not so at Tri-Continental.

The Corporation would have its own staff of university-trained economists and investment analysts whose sole responsibility was to study business conditions and find sound investments for the Corporation's investment portfolio.

'25

Chrysler Motor Corporation founded

The Charleston dance becomes fashionable

[GRAPHIC OMITTED]

'26

Germany admitted to League of Nations

One in six Americans owns a car

Kodak produces first 16mm movie film

[GRAPHIC OMITTED]

'27

Lindbergh flies Spirit of St. Louis from New York to Paris

US wages the highest in the world ($1,280/per year)

Holland Tunnel opens

[GRAPHIC OMITTED]

'28

Amelia Earhart
is first woman
to fly across
the Atlantic

[GRAPHIC OMITTED]

The New York
Times installs
first "moving"
electric sign
around Times
Building in
New York City

[GRAPHIC OMITTED]

'29

First offering
of Tri-Continental
Corporation on
January 12

October 29,
Black Friday.
US securities lose
$26 billion in value

Construction
begins on
Empire State
Building

Bell Laboratories
experiments with
color television

[GRAPHIC OMITTED]

4&5

This was an unprecedented approach to investment management. However, Tri-Continental stood firmly behind this strategy, carefully selecting investments on the basis of thorough research and first-hand information. Investment risk was diversified widely by owning many different securities representing many different industries and companies. Management's goal was to have consistency of approach, with flexibility to change with the times.

On January 12, 1929, Tri-Continental opened for business with a capitalization of $52 million, consisting of $25 million of Preferred Stock with warrants attached, and 1 million shares of Common Stock with an initial net asset value of $27 per share. The securities sold quickly. With heavy demand for investment company shares and Tri-Continental's success, a second $50 million investment company, Tri-Continental Allied Corporation, was brought to market just eight months later on August 15, 1929.

Less than three months later, the great bull market of the 1920s came to an abrupt halt. What had seemed to be a world of insatiable demand for common stocks quickly turned to one of almost unlimited supply. However, Tri-Continental's faith in the investment business never faltered. Despite the nationwide financial crisis that was only just beginning, morale was diligently maintained, and the research team focused on the task at hand.

THE DECADE AHEAD MARKED MAJOR CHANGES AT TRI-CONTINENTAL.

The Corporation entered into a contract to furnish investment advice and service to Selected Industries Incorporated, a leveraged closed-end investment company. Later, as the entire investment industry began to consolidate, many competing investment companies were either forced into liquidation or found it impractical to continue. Consequently, some

'30

Congress creates
Veterans Administration

Bank of United States fails

Britain, Japan, France, Italy, and US
sign treaty on naval disarmament

[GRAPHIC OMITTED]

'31

European currency system collapses in summer

Record 2,293 US bank failures

TY purchases assets of Wedgewood Investing Corporation

TY enters into contract with Selected Industries Incorporated

6% Cumulative $100 par Preferred Stock changes to $6 Cumulative $0 par Preferred Stock

TY retires 32% of Preferred Stock

'32

Franklin D.
Roosevelt
elected
President

US stock prices hit crisis lows. Dow Jones Industrial Average at 63.11

US unemployment hits 23.6%

TY acquires certain assets of Investors Equity Corporation

TY enters into contract with Broad Street Management Corporation to assist in the management of Capital Administration Company Ltd. and Broad Street Investing Co. Inc., which today is known as the Seligman Common Stock Fund.

[GRAPHIC OMITTED]

'33

US unemployment hits 25%

US goes off gold standard

US Securities Act passed

Japan withdraws from League of Nations

TY purchases substantially all the assets of Graymur Corporation

[GRAPHIC OMITTED]

'34

The Securities and
Exchange Act
becomes law

Hitler declares
himself Fuhrer

[GRAPHIC OMITTED]
investment-company sponsors turned to Tri-Continental for help. The Corporation acquired more assets and also provided portfolio management assistance to several sponsors of investment management companies and their respective funds. Still, times were hard, and to lower expenses and dividend liability, Tri-Continental reduced its payroll by 20% and bought back 11.5% of its outstanding Preferred Stock. Even so, by the end of 1932, Tri-Continental's net asset value was negative.

Entering 1933, Tri-Continental's investment policy was based on the belief that the outlook for American business was improving, and that security prices, especially those of common stocks, should reflect this improvement. Even though many of its securities yielded little or no return, the portfolio was positioned by the end of the year with 70% invested in common stocks to take full advantage of the anticipated recovery. Tri-Continental's action proved correct: the market, as measured by the Dow Jones Industrial Average (DJIA), began recovering in 1933, and by March 1937 had regained nearly half of the losses experienced during the beginning of the decade. In the summer of 1938, a rapid recovery of business activity began. By September 1938, Tri-Continental Corporation had formed a new corporate subsidiary, Union Securities Corporation, to originate, underwrite, and distribute securities.

The decade ended with World War II just around the corner. Production lines reached record levels, consumer incomes and retail sales substantially improved, and industrial profits and dividends rose while a flurry of consumer "stockpiling" began.

'35

Social Security Act passed

Wealth Tax Act passed

Radar equipment to detect aircraft built

TY retires 12% of Preferred Stock

'36

Dow Jones Industrial Average hits
p/e ratio high of 43

Franklin D. Roosevelt re-elected President

First dividend paid to TY Common Stock

TY redeems 35% of Preferred Stock

TY retires 7% of
Preferred Stock

Hoover Dam is opened

[GRAPHIC OMITTED]

'37

Hindenburg disaster

Golden Gate Bridge
opens

Nylon created for
du Pont

[GRAPHIC OMITTED]

'38

Franklin D. Roosevelt sends appeal
to Hitler and Mussolini to settle
European problems amicably

40 hour work week established in US

Howard Hughes flies around the world

TY forms Union Securities Corporation
to originate, underwrite, and distribute securities

2% of Preferred Stock retired

[GRAPHIC OMITTED]

'39

World War II--FDR
declares US neutral

DDT synthesized

Baseball game is first
televised in US

[GRAPHIC OMITTED]

6&7

IN 1940, MUCH OF THE WORLD WAS AT WAR. AS THE US ECONOMY SHIFTED TO WAR-TIME PRODUCTION, THERE WERE WIDE FLUCTUATIONS IN BUSINESS ACTIVITY AND SECURITIES MARKETS.

During this time, the management of Tri-Continental maintained a diversified portfolio of sound companies with adequate income and, most important, remained committed to a long-term approach to investing. At the same time, Union Service Corporation was organized to take over the investment, research, and administrative services of Tri-Continental, and to provide such services to Tri-Continental, and to the funds previously served by the Corporation, under a joint, cost-sharing arrangement. Prior to this arrangement, Tri-Continental's staff had provided the investment research and administrative functions to the other investment companies managed by J. & W. Seligman & Co. on a fee basis. This arrangement had worked very well, but as the investment companies grew in size, the fairness of having one company pay fees to another came into question. As a result, the concept of mutual ownership and mutual sharing made it possible for Tri-Continental to continue to benefit from the country's largest and best-trained professional investment organization.

By the time the United States declared war, the prices of common stocks had fallen considerably, with the DJIA declining 6.5% between December 6 (the day before the attack on Pearl Harbor) and December 10. At year-end 1941, Tri-Continental's net asset value stood at only seven cents per share.

Nonetheless, the wisdom of taking a long-term view was demonstrated in the years that followed. By the time World War II ended in 1945, the Corporation's net asset value had risen to $13.07 per share. Management's investment

'40

Investment Company Act of 1940 becomes law

Franklin D. Roosevelt re-elected for third term

Fall of France

First successful helicopter flight

Union Service Corporation formed

[GRAPHIC OMITTED]

'41

Japan bombs Pearl Harbor

Grand Coulee Dam starts operation

US declares war on Japan, Italy, and Germany

"Manhattan Project" begins

[GRAPHIC OMITTED]

'42

Dow Jones Industrial Average
hits low for the year
of 92.92

Americans defeat Japanese at Midway

Largest US budget in history: $59 billion ($53 billion for defense)

National Investors Corporation, which today is known as the Seligman Growth Fund, enters into agreement with Union Service Corporation for investment research and other services

'43

Franklin D. Roosevelt freezes wages, salaries, and prices

Penicillin successfully
used in treatment of disease

Meat and cheese
rationed in US

Pay-as-you-go income
tax system instituted

[GRAPHIC OMITTED]

'44

[GRAPHIC OMITTED]

Allies invade Normandy

Franklin D. Roosevelt
re-elected for fourth term

Cost of living in US
rises almost 30%
focus on the long-term, post-war outlook and its inclusion in the portfolio of smaller companies with unusual investment opportunities provided handsome returns for Tri-Continental's Stockholders.

Once the US began to adjust to peace-time activity, common stocks again declined. Political uncertainty in Europe and fears of a business recession caused investors to maintain a conservative appraisal of earnings and dividends. By the end of the decade, however, common stock prices again rose sharply, and Tri-Continental's net asset value followed suit, as the portfolio had been fully invested for most of the period.

[GRAPHIC OMITTED]

'45

Franklin D. Roosevelt dies, succeeded by Harry S. Truman

"VE Day" ends WW II in Europe

Atomic bombs dropped on Hiroshima and Nagasaki

"VJ Day"

International Monetary Fund and World Bank established

Empire State Building struck by B-25 Bomber

[GRAPHIC OMITTED]

'46

Atomic Energy Commission established

Xerography process invented

US population hits 140 million

United Nations created

[GRAPHIC OMITTED]

'47

Transistor invented

[GRAPHIC OMITTED]

Marshall Plan called for

Cold War begins

US airplane flies at supersonic speed

More than one million veterans enroll
in college under GI bill

'48

Truman elected President

Truman approves Marshall Plan

US government seizes railroads to avert strike

Berlin airlift begins

General Shareholdings
Corporation merges
into TY

[GRAPHIC OMITTED]

'49

North Atlantic
Treaty signed:
NATO established

First Levittown
house built on
Long Island

[GRAPHIC OMITTED]

8&9

THE NINETEEN FIFTIES BEGAN WITH THE CONTINUED ADJUSTMENT TOWARD PEACETIME OPERATIONS.

Confidence was growing, industrial production rising, commodity prices firming, and the prices of common stocks soaring. However, the sudden shock of the Korean conflict and the fear of another world war temporarily brought stock prices down. By 1951, the US economy was dominated by a shift from peacetime to "garrison-state" conditions, which supported high levels of business activity in the war industries. The wide variations in equity prices demanded the careful investment selection of Tri-Continental's approach.

The fifties also marked important milestones in Tri-Continental's history. Selected Industries merged with Tri-Continental, culminating the business relationship begun more than 20 years prior, and increasing Tri-Continental's assets to more than $127 million. In 1951, Tri-Continental established a regular quarterly dividend distribution policy. Most significant, the Corporation became the country's largest, diversified, publicly traded closed-end investment company in 1951 - a distinction Tri-Continental still holds today. Nineteen fifty-six marked the first year in which Tri-Continental's dividend payments to both Preferred and Common Stockholders passed the $10 million mark.

Also in 1956, Union Securities Corp., the wholly-owned securities underwriting subsidiary of Tri-Continental, transferred the portion of the

'50

[GRAPHIC OMITTED]

McCarthy's list starts "Red Scare"

North Korea invades South Korea

Assassination attempt on Truman

'51

Color television first introduced

Merger of Selected Industries into TY -- TY becomes largest diversified closed-end investment company

TY begins to pay dividends quarterly

[GRAPHIC OMITTED]

'52

Truman orders seizure of
steel mills to avert strike

Eisenhower elected
President

First US H-bomb
tested

TY sells all its
interest in
Globe and
Rutgers
Fire
Insur-
ance Company
(acquired in early 30's)

[GRAPHIC OMITTED]

'53

All price controls removed

Capital Administration Company, Ltd.
merges into TY

TY participates in NYSE's "Monthly
Investment Plan"

[GRAPHIC OMITTED]

'54

Dow Jones Industrial
Average moves to new
highs for first time
since 1929

The McCarthy hearings
are nationally televised

29 million US homes
have a television

TY $6 Preferred Stock called, or exchanged, tax-free, for two shares of $2.70 Cumulative Preferred Stock

[GRAPHIC OMITTED]
business involved in securities underwriting and distribution to the firm Eastman, Dillon, thereafter known as Eastman, Dillon, Union Securities & Co. The intermediate financing portion of the business was retained, and Union Securities Corp. was renamed Tri-Continental Financial Corporation. Tri-Continental Financial Corporation's focus was on intermediate financing and the acquisition of interests, often illiquid, in situations that required holding the investments for extended periods to realize the profit potential. In this business, Tri-Continental was a pioneer in what is an active area of the financial world today.

'55

[GRAPHIC OMITTED]

AFL and CIO merge

Stock market plunges on news of Eisenhower heart attack

Germany becomes NATO
member


'56

[GRAPHIC OMITTED]

Eisenhower re-elected President

Egypt seizes Suez Canal

Transatlantic cable telephone service inaugurated

896,590 Warrants exercised, resulting in TY issuing 1,138,669 new Common Stock shares. Largest exercise of Warrants in history of Corporation

The securities underwriting and distribution businesses of Union Securities Corporation transferred to Eastman, Dillon

Dividends paid on Common and Preferred
Stocks passed $10 million mark

'57

Sputnik launched by USSR

Brooklyn Dodgers and NY
Giants move to California

[GRAPHIC OMITTED]

'58

US troops in Lebanon

Integrated circuit introduced

[GRAPHIC OMITTED]

'59

Alaska becomes 49th State

Hawaii becomes 50th State

[GRAPHIC OMITTED]

Fidel Castro takes
power in Cuba

Formation of European
Common Market and
Free Trade Area

'60

[GRAPHIC OMITTED]

Kennedy elected President

85 million televisions in
the US

U-2 spy plane shot down
over USSR

TY's Automatic Dividend Investment Plan made available for owners of common stock - a first for a stock listed on The New York Stock Exchange

[GRAPHIC OMITTED]

10&11

THE BEGINNING OF THE SIXTIES BROUGHT WITH IT A MILD RECESSION, DESPITE THE FACT THAT THE ECONOMY WAS REACHING NEW HEIGHTS.

The forces that characterized the post-war period were largely exhausted: shortages no longer existed; accumulated consumer wants and needs were largely satisfied; domestic and foreign competition was more intense; inflationary pressures subsided; and the business community was cautious. Even though the prices of common stocks fell in 1960, the goal of Tri-Continental's management was to continue the tradition of carefully managed, thoroughly researched investments that would produce good capital and income results. For the next five years, Tri-Continental's strategy proved rewarding as business activity was strong, and the stock market, though subject to periodic corrections, continued its upward march. At the same time, income taxes were staggering, the Cold War was getting colder, and the fight for civil rights was dividing the nation. If ever there was a time for prudent, active management, this was certainly one of them.

Part of the Corporation's effort to keep up with the times was the establishment of a new company to provide up-to-date electronic data processing and shareholder services. In 1966, Tri-Continental and its associated companies formed Union Data Service Center, known today as Seligman Data Corp. At the time, Tri-Continental was believed to be the first diversified, publicly traded investment company to undertake the role of having its own electronic data processing organization.

'61

[GRAPHIC OMITTED]

Peace Corps established

Berlin Wall constructed

First men in space (USSR and US)

[GRAPHIC OMITTED]

'62

[GRAPHIC OMITTED]

World population hits 3.1 billion

Cuban missile crisis

[GRAPHIC OMITTED]

'63

[GRAPHIC OMITTED]

President Kennedy assassinated

South Vietnam government overthrown

Martin Luther King, Jr. addresses the Freedom
Marchers that descend on Washington

[GRAPHIC OMITTED]

$2.70 Preferred exchanged for one share of new

$2.50 ($50 par) Preferred

'64

Lyndon B. Johnson elected President

Lyndon B. Johnson
signs $11.5 billion
tax cut

Civil Rights Act
passed

[GRAPHIC OMITTED]

'65

[GRAPHIC OMITTED]

Watts riots

Winston Churchill dies

Great blackout affects

30 million people in
Northeastern United
States

Seligman Data Corp. remains Tri-Continental's Stockholder Service agent today.

By 1967, the country reached the seventh year in the longest period of sustained economic expansion since the end of World War II. Tri-Continental's net asset value hit a new high of $37.55, dividend distributions had increased for four consecutive years, and the net unrealized and realized gains were the largest to date.

This large amount of net realized capital gain was paid to Stockholders in 1967
- - the first time Tri-Continental Corporation made a capital gain distribution to Stockholders. Previously, the policy had been to retain net realized capital gains to build net assets. With this change in policy came the strong caution that capital gain distributions must be taken in additional shares if a Stockholder wished to keep the full amount of an investment at work to produce future income and growth of capital value. It was also in 1967 that Tri-Continental's Annual Meetings began to be held around the country in order to give as many Stockholders as possible the opportunity to meet the managers of their investment. This tradition continues today.

Despite the nation's prosperity, the decade ended on a slower note as investors took a wait-and-see attitude, influenced by economic uncertainty, an escalating war in Southeast Asia, and the first hints that the international monetary system, with the US dollar at its core, was in danger of collapsing. Amid mounting social and environmental concerns, and rising inflation and interest rates, the prices of common stocks declined substantially.

'66

Bear Market. Dow Jones Industrial Average down 25.2%

US bombs Hanoi

Union Data Service Center (now Seligman
Data Corp.) opens

Automatic Cash Withdrawal Service begins

'67

Lyndon B. Johnson asks
for tax increase to
finance Vietnam War

Race riots in Cleveland,

Newark, and Detroit

100 million telephones
in service in the US

TY Annual Meetings
begin to be held around
the country

"An investment you can
live with" first used

[GRAPHIC OMITTED]

'68

Senator Robert F. Kennedy assassinated

Martin Luther King, Jr. assassinated

Tet offensive

Nixon elected President

[GRAPHIC OMITTED]

'69

Saturday Evening Post
suspends publication

Neil Armstrong walks
on moon

[GRAPHIC OMITTED]

'70

Student protest at
Kent State University

US troops in
Cambodia

12&13

THE MANAGEMENT OF TRI-CONTINENTAL VIEWED THE BEGINNING OF THE SEVENTIES AS AN OPPORTUNITY TO STRENGTHEN THE PORTFOLIO'S INVESTMENT HOLDINGS.

Through 1972, the economy recovered slowly, and the DJIA closed the year at a record 1020. It was clear that economic and social problems still existed, but Tri-Continental's management was optimistic that the stocks of companies that would improve earnings as business conditions improved would produce favorable results.

Unfortunately, in 1973, numerous events, including the collapse of the world's monetary system and a four-fold increase in the price of oil, sent the economy into the deepest recession since the Great Depression. The prices of common stocks also suffered sharp declines. The equity market's problems worsened in 1974 as rising unemployment, double-digit inflation, and the political crisis surrounding Watergate left policy makers befuddled. Between January 1973 and September 1974, the market fell 42.6% - its worst performance since the 1930s. The Corporation concentrated on ensuring that the securities in the portfolio were those of strong companies that represented reasonable risks. Less promising holdings were reduced or eliminated.

'71

[GRAPHIC OMITTED]

Nixon stops convertability of dollars for gold and devalues dollar

Nixon announces 90-day freeze on wages
and prices

Intel invents microprocessor

TY offers two new retirement plans -
Self-employed and Prototype Pension and
Profit Sharing for use by corporations

'72

Dow Jones Industrial
Average closes above 1,000
for the first time on
November 14

Nixon re-elected President

Military draft is phased out
in the US

TY's Warrants delist from
American Stock Exchange
and move to over-the-
counter trading

[GRAPHIC OMITTED]

'73

[GRAPHIC OMITTED]

Energy Crisis: Oil embargo begins

US Dollar devalued for second time in two years

Watergate begins

Vietnam War ends

Automatic Dividend Investment and Cash Purchase Plan is expanded to allow direct investments of up to $1,000 per month. Stockholders also may invest dividends from other corporations

Share Deposit Service available - Stockholders may send their stock certificates to UDSC for deposit and safe keeping

'74

[GRAPHIC OMITTED]

Year-round Daylight Savings Time adopted

President Richard Nixon resigns

Gerald Ford becomes President

Automatic Check Service created - pre-autho- rized checks can be directly drawn from the bank for the purchase of TY Common Stock

Gasoline shortages in US

[GRAPHIC OMITTED]

'75

Unemployment at 9.2%,
highest since 1941

Two assassination
attempts on
President Ford

Individual Retirement
Accounts in TY
established

[GRAPHIC OMITTED]

The investment decisions that were made in the first half of the decade were rewarded in the second half, which was a period of improving economic conditions, more optimistic investor sentiment, rising corporate profits, and a stronger equity market. However, as the decade drew to a close, and Tri-Continental entered its 50th year, evidence of another recession developed and inflation accelerated. Interest rates rose to new highs, with the prime rate charged by banks soaring to more than 20%.

'76

Jimmy Carter elected President

OPEC announces price increases

US celebrates bicentennial

[GRAPHIC OMITTED]

'77

[GRAPHIC OMITTED]

Apple II Computer goes on sale

Alaska Pipeline completed

[GRAPHIC OMITTED]

'78

[GRAPHIC OMITTED]

First test-tube baby
born in England

April 17: NYSE has record single-day
trading volume of 63.5 million shares

US dollar plunges to record
low against yen, mark, and
Swiss franc

'79

US and USSR sign Salt-2 arms limitation

Iran seizes US embassy

Three-Mile Island nuclear scare

[GRAPHIC OMITTED]

'80

Ronald
Reagan
elected
President

[GRAPHIC OMITTED]

TY enters into a new
management agreement
with J. & W. Seligman &
Co. Incorporated

Consumer Price inflation
peaks at 14.7% (highest
since 1947)

Prime rate at record
21.5% on December 15

Mount St. Helen's
erupts

14&15

IN 1981, CHANGE WAS TAKING PLACE AT TRI-CONTINENTAL.

As part of a corporate reorganization, J. & W. Seligman & Co. Incorporated succeeded the Seligman partnership that began operations in 1864, and assumed the responsibility for the investment management activities of Union Services Corporation. Since then, Seligman has been directly responsible for providing investment management and other services to Tri-Continental. This arrangement with J. & W. Seligman & Co. Incorporated remains in effect today. Meanwhile, the nation's economy was in a deep recession which curbed corporate profits and cast a shadow on the outlook for the future.

A reversal took place in the third quarter of 1982, and both stocks and bonds did very well. Tri-Continental reaped the benefits of its earlier positioning of the portfolio and continued to cautiously purchase more common stocks through the end of the year. The positive trend in the equity market continued into 1983 and beyond. Business activity began to slow in 1986; nonetheless,

Tri-Continental's management remained optimistic about the economy, and maintained a long-term investment focus.

Nineteen eighty-seven, however, turned out to be more challenging than anyone had expected. The first eight months of the year saw soaring equity prices, but the market corrected a record 22.6% in one day on October 19. Fears of an economic downturn, rising interest rates, and renewed inflation dominated, while panic took hold of individual investors. As many open-end mutual funds were scrambling to sell investments to cash out fearful investors, Tri-Continental's

'81

25% across-the-board personal income
tax rate cut is approved

Oil prices decontrolled

Space shuttle Columbia returns from
maiden voyage

[GRAPHIC OMITTED]

'82

[GRAPHIC OMITTED]

NYSE volume more than 100 million
shares for first time

Unemployment at 10.8%

AT&T breakup ordered

'83

[GRAPHIC OMITTED]

US invades Grenada

Reagan dubs USSR the "Evil Empire" and
proposes "Star Wars" - Strategic Defense
Initiative - deploys Intermediate Range
Nuclear Missile in Europe

OPEC lowers oil prices for first time in history

'84

AT&T breaks up

By year-end, more than 70 US banks fail

Reagan re-elected President

[GRAPHIC OMITTED]

'85

US officially
becomes world's
largest debtor
nation

US and USSR begin
arms control talks

Gorbachev
becomes General
Secretary of USSR

TY's net assets pass
$1 billion
closed-end structure allowed it to purchase common stocks at very attractive prices and to remain focused on the long-term investment objectives of its Stockholders. And, by the end of the decade, the equity markets hit new highs.

IN 1990, WHEN IRAQ SUDDENLY INVADED KUWAIT, BOTH THE STOCK AND BOND MARKETS DROPPED SIGNIFICANTLY AND FEARS OF A RECESSION QUICKLY HEIGHTENED.

In response to this investment environment, Tri-Continental Corporation used a two-pronged investment strategy, raising the portfolio's cash position to 11.2% and increasing the weightings in selected sectors such as energy.

In 1991, Operation Desert Storm was in full swing, the USSR disintegrated, and the equity markets resumed their upward march. However, in 1994, the Federal Reserve Board increased interest rates six times and the DJIA posted a meager total return of 5.02%. Nonetheless, the long-term outlook was improving as interest rates peaked in late 1994, and Congress and the

'86

Ivan Boesky
pleads guilty to
insider trading

[GRAPHIC OMITTED]

Space Shuttle
Challenger
explodes

Nation's debt hits $2 trillion

Oil hits low of $10.77
a barrel

Nuclear accident at
Chernobyl

[GRAPHIC OMITTED]

'87

Dow Jones Industrial Average passes 2000 for first time on January 8

Black Monday on Wall Street, Dow Jones Industrial Average falls by 508 points (-23%) on 604 million shares. Sharpest one-day drop in history

US and USSR sign
first missiles
reduction treaty

[GRAPHIC OMITTED]

'88

[GRAPHIC OMITTED]

George Bush elected President

McDonald's opens 20 restaurants
in Moscow

[GRAPHIC OMITTED]

Unemployment rate at eight-year low

Oliver North indicted in Iran-Contra Affair

'89

[GRAPHIC OMITTED]

Berlin wall comes down

Cold War ends

Michael Milken is
indicted for fraud

[GRAPHIC OMITTED]

Exxon Valdez causes the
world's largest oil spill

[GRAPHIC OMITTED]

'90

Iraq invades Kuwait

Taxes raised by Bush

Hubble spacecraft launched

[GRAPHIC OMITTED]

'91

Dow Jones Industrial
Average tops 3000
on April 17

USSR breaks up

Strategic Air Command
"Stands Down"

Operation Desert
Storm in Persian Gulf

[GRAPHIC OMITTED]

16&17

nation had turned the corner toward a more balanced budget.

Tri-Continental's management increased the equity weighting in the portfolio to obtain both current income and capital appreciation. The portfolio was broadly diversified as the valuations of large-capitalized stocks soared, and stocks with reasonable value and strong long-term potential were aggressively sought. This strategy proved to be on the mark in 1996 and 1997, as investors witnessed strong economic growth, low inflation, increasing competitiveness of the United States, and the DJIA breaking the 6000, 7000, and 8000 marks.

Overall, the 1990s have been a decade of great importance for the United States:
The country successfully completed the transition from a high interest rate and inflation environment to one of low rates and little inflationary pressure. It also has been the decade of technology, when networking and semiconductors became well-known terms.

What the 21st century has in store is unknown, but there is comfort in knowing that while times change, values endure, and Tri-Continental Corporation will stay true to its long-term investment objective. Tri-Continental: an investment you can live with.

'92

Dow Jones Industrial Average reaches
high of 3413.21 on June 1

Maastricht Treaty approved,
paving way for single European
Currency

TY's net assets pass $2 billion

Bill Clinton
elected
President

[GRAPHIC OMITTED]

'93

[GRAPHIC OMITTED]

World Trade Center bombing

NAFTA passes

Dow Jones Industrial Average reaches
all-time high of 3794.33 on
December 29

'94

Six rate hikes by Federal Reserve Board

Republicans capture the majority of both the House and Senate

Baseball's World Series cancelled

'95

Dow Jones Industrial Average
breaks 4000 on February 23

Dow Jones Industrial Average breaks
5000 on November 21

US federal budget impasse

Oklahoma City bombing

[GRAPHIC OMITTED]

'96

Dow Jones Industrial Average tops 6000 on October 14

Bill Clinton re-elected President

[GRAPHIC OMITTED]

'97

[GRAPHIC OMITTED]

Hong Kong reverts to
Chinese sovereignty

Dow Jones Industrial
Average tops 7000 on
February 13 and 8000
on July 16

Currency turmoil
produces Asian
economic crisis

Dolly the sheep cloned

[GRAPHIC OMITTED]

Pathfinder explores Mars

TY's net assets pass
$3 billion

[GRAPHIC OMITTED]

Established in 1864, J. & W. Seligman's more than 130 years of providing financial services have been marked not by fanfare, but rather by a quiet and firm adherence to managing investments and giving prudent financial advice. Seligman is proud of its distinctive past and traditional values, which continue to shape its business decisions and investment judgment.

Seligman's beginnings date back to 1837 when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. Nearly 30 years later, in 1864, after achieving success as international bankers, the Seligmans established the investment firm of J. & W. Seligman & Co.

In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. It helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s, and early 1900s, the firm was instrumental in financing the fledgling American automobile and steel industries.

Throughout the first quarter of this century, Seligman participated in hundreds of successful underwritings, including those for some of the country's most important companies: United Artists Theatre Circuit, Dodge Brothers, General Motors, Victor Talking Machine, Minneapolis-Honeywell Regulator, and Maytag, to name just a few. In 1929, Seligman organized its first investment company, Tri-Continental Corporation, today the nation's largest, diversified, publicly traded closed-end investment company, with more than $3.7 billion in assets as of June 30, 1998. In the following year, the firm began managing its first mutual fund, Broad Street Investing Co. Inc., now known as Seligman Common Stock Fund.

Today, Seligman manages institutional accounts - including some of the nation's largest public funds, endowments, and foundations and offers individual investors a full range of investment products. The Seligman Group of Funds includes more than 50 investment portfolios, several closed-end municipal bond funds that trade on the New York Stock Exchange, and a range of offshore investment funds available for non-US residents.

Tri-Continental Corporation

Portfolio of Investments                                       December 31, 1998

                                                                                 Shares         Value
                                                                               ---------    ------------
COMMON STOCKS - 90.8%

AEROSPACE - 0.6%
General Dynamics Corporation                                                     400,000    $ 23,450,000
  Diversified defense contractor                                                            ------------

AUTOMOTIVE AND RELATED - 3.8%
DaimlerChrysler Corporation*                                                     849,999    $ 81,653,029
  Manufacturer of automobiles, trucks, and related parts
Dana Corporation                                                                 575,000      23,503,125
  Manufacturer and distributor of products and
  systems for automotive and related markets
Ford Motor Company                                                               800,000      46,950,000
  Manufacturer and distributor of automobiles, trucks, and related parts                    ------------
                                                                                            $152,106,154
                                                                                            ------------
BASIC MATERIALS - 0.5%
Alcoa Inc.                                                                       275,000    $ 20,504,687
  Manufacturer of containers                                                                ------------

CAPITAL GOODS - 0.8%
Crown Cork & Seal Company, Inc.                                                1,100,000    $ 33,893,750
  Manufacturer of packaging products                                                        ------------

CHEMICALS - 0.8%
duPont (E.I.) de Nemours and Company                                             595,000    $ 31,572,187
  Producer of chemicals                                                                     ------------

COMMUNICATIONS - 8.5%
AT&TCorp                                                                         985,000    $ 74,121,250
  Provider of communications services and products
Ameritech Corporation                                                            955,000      60,523,125
  Provider of telecommunications services
GTE Corporation                                                                1,190,000      80,250,625
  Provider of telephone services, systems, and equipment
MCI WorldCom, Inc.*                                                            1,220,000      87,573,125
  Provider of telecommunications services
SBC Communications, Inc.                                                         800,000      42,900,000
  Provider of telephone services                                                            ------------
                                                                                            $345,368,125
                                                                                            ------------
COMMUNICATION EQUIPMENT - 1.0%
Lucent Technologies Inc.                                                         365,000    $ 40,150,000
  Manufacturer of communications equipment
                                                                                            ------------
COMPUTER AND BUSINESS SERVICES - 11.2%
Cisco Systems, Inc.*                                                             425,000    $ 39,458,594
  Manufacturer of computer network products
Dell Computer Corporation                                                        315,000      23,063,906
  International provider of computer systems and services
Electronic Data Systems Corporation                                              900,000      45,225,000
  Provider of management consulting and technology services

----------
See footnotes on page 19.

Tri-Continental Corporation

Portfolio of Investments (continued)                           December 31, 1998

                                                                                 Shares         Value
                                                                               ---------    ------------
COMPUTER AND BUSINESS SERVICES (continued)
Intel Corporation                                                                640,000    $ 75,860,000
  Manufacturer of semiconductors and memory circuits
International Business Machines Corporation                                      490,000      90,527,500
  Manufacturer of micro and personal computers
Microsoft Corporation*                                                           875,000     121,214,844
  Provider of computer software products
Xerox Corporation                                                                490,000      57,820,000
   Developer, manufacturer, and marketer of office automation products                      ------------
                                                                                            $453,169,844
                                                                                            ------------
CONSUMER GOODS AND SERVICES - 11.6%
Anheuser-Busch Companies, Inc.                                                 1,180,000    $ 77,437,500
  Brewery; theme park operator; manufacturer and
  recycler of aluminum beverage containers
Coca-Cola Company (The)                                                          770,000      51,493,750
  Manufacturer of soft drinks and consumer products
ConAgra, Inc.                                                                  2,500,000      78,750,000
  Developer and manufacturer of prepared foods and agricultural products
General Mills, Inc.                                                              520,000      40,430,000
  Manufacturer and marketer of consumer food products
PepsiCo, Inc.                                                                  1,190,000      48,715,625
  Manufacturer and marketer of soft drinks and consumer products
Philip Morris Companies, Inc.                                                  1,530,000      81,855,000
  Manufacturer of tobacco products, food, and beverages
Procter & Gamble Company (The)                                                   375,000      34,242,187
  Manufacturer and distributor of household and personal care products
Sara Lee Corporation                                                           1,950,000      54,965,625
  Manufacturer of processed foods and consumer products                                     ------------
                                                                                            $467,889,687
                                                                                            ------------
DIVERSIFIED - 1.3%
AlliedSignal Inc.                                                              1,180,000    $ 52,288,750
  Producer of aerospace and automotive materials                                            ------------

DRUGS AND HEALTH CARE - 11.0%
Abbott Laboratories                                                            1,080,000    $ 52,920,000
  Developer and manufacturer of diversified health care products
American Home Products Corporation                                             1,300,000      73,206,250
  Developer and manufacturer of pharmaceuticals, food, and housewares
Baxter International Inc.                                                        400,000      25,725,000
  Manufacturer and distributor of hospital and laboratory products
Bristol-Myers Squibb Company                                                     635,000      84,970,938
  Developer and manufacturer of health and personal care products
Johnson & Johnson                                                                650,000      54,518,750
  Developer and manufacturer of health care products
Merck & Co., Inc.                                                                515,000      76,059,063
  Developer and manufacturer of pharmaceuticals
Pfizer Inc.                                                                      345,000      43,275,938
  Manufacturer of health care consumer products and specialty chemicals
Schering-Plough Corporation                                                      600,000      33,150,000
  Manufacturer of pharmaceuticals and health and personal care products                     ------------
                                                                                            $443,825,939
                                                                                            ------------

----------
See footnotes on page 19.

Tri-Continental Corporation

Portfolio of Investments (continued)                           December 31, 1998

                                                                                 Shares         Value
                                                                               ---------    ------------
ELECTRIC AND GAS UTILITIES - 3.3%
DQE Inc.                                                                       1,000,000    $ 43,937,500
  Electric energy supplier
Unicom Corporation                                                             1,155,000      44,539,687
  Electric utility
Williams Companies, Inc. (The)                                                 1,400,000      43,662,500
  Transporter and producer of natural gas, telecommunications provider                      ------------
                                                                                            $132,139,687
                                                                                            ------------
ELECTRONICS - 1.4%
Raytheon Company Class "B"                                                     1,100,000    $ 58,575,000
  Producer of defense and commercial electronics                                            ------------

ENERGY - 8.1%
BP Amoco plc (ADRs) (United Kingdom)                                             725,000    $ 64,978,125
  Explorer, producer, refiner, and retailer of petroleum products
Chevron Corporation                                                              480,000      39,810,000
  Explorer, developer, and producer of crude oil and natural gas
Exxon Corporation                                                              1,275,000      93,234,375
  Explorer and producer of natural gas, oil, and petroleum products
Mobil Corporation                                                                630,000      54,888,750
  International oil enterprise
Royal Dutch Petroleum Company (Netherlands)                                    1,030,000      49,311,250
  Provider of international oil services
Schlumberger Ltd.                                                                525,000      24,215,625
  Worldwide provider of energy services                                                     ------------
                                                                                            $326,438,125
                                                                                            ------------
FINANCE AND INSURANCE - 14.4%
American General Corporation                                                   1,000,000    $ 78,000,000
  Diversified financial services provider
American International Group, Inc.                                               765,000      73,918,125
  International insurance holding company
Bank of New York Company, Inc.                                                 2,160,000      86,940,000
  Commercial bank
BankAmerica Corporation                                                          850,000      51,106,250
  Commercial bank
Chubb Corporation (The)                                                          625,000      40,546,875
  International holding company specializing in property and casualty insurance
Citigroup Inc.                                                                 1,310,000      64,845,000
  Provider of investment services and life insurance
Fannie Mae                                                                       720,000      53,280,000
  Provider of mortgage financing
Mellon Bank Corporation                                                          750,000      51,562,500
  Provider of financial services
J.P. Morgan & Co. Incorporated                                                   300,000      31,518,750
  Provider of financial services
Washington Mutual, Inc.                                                        1,344,000      51,324,000
  Provider of diversified financial services                                                ------------
                                                                                            $583,041,500
                                                                                            ------------

MANUFACTURING AND
  INDUSTRIAL EQUIPTMENT - 6.2%
GATX Corporation                                                                 760,000    $ 28,785,000
  Railcar leasing; equipment financing
General Electric Company                                                       1,169,800     119,392,712
  Supplier of electrical equipment and other industrial and consumer products

----------
See footnotes on page 19.

Tri-Continental Corporation

Portfolio of Investments (continued)                         December 31, 1998

                                                                                Shares                Value
                                                                              ---------          --------------
MANUFACTURING AND
  INDUSTRIAL EQUIPMENT (continued)
United Technologies Corporation                                                  935,000 shs.    $  101,681,250
  Manufacturer of elevators, jet engines, flight systems, and
  automotive parts                                                                               --------------
                                                                                                 $  249,858,962
                                                                                                 --------------
PAPER AND FOREST PRODUCTS - 2.2%
Fort James Corporation                                                         1,415,000         $   56,600,000
  Producer of paper and related products
Mead Corporation (The)                                                         1,080,000             31,657,500
  Manufacturer of paper, lumber, and wood products                                               --------------
                                                                                                 $   88,257,500
                                                                                                 --------------
PUBLISHING - 0.7%
Gannet Company, Inc.                                                             400,000         $   26,475,000
  Newspapers; radio and television broadcasting                                                  --------------

RETAIL TRADE - 2.6%
May Department Stores Company                                                    795,000         $   47,998,125
  Department store operator
Wal-Mart Stores, Inc.                                                            705,000             57,413,438
  Discount retailer                                                                              --------------
                                                                                                 $  105,411,563
                                                                                                 --------------

TRANSPORTATION - 0.8%
Norfolk Southern Corporation                                                   1,055,000         $   33,430,313
  Railroad holding company                                                                       --------------

TOTAL COMMON STOCKS
  (Cost: $2,402,430,603)                                                                         $3,667,846,773
                                                                                                 --------------

US GOVERNMENT SECURITIES - 7.3%
US Treasury Notes:
  45/8%, 11/30/2000                                                         $ 50,000,000         $   50,046,900
  63/8%, 9/30/2001                                                            50,000,000             52,187,500
  53/4%, 8/15/2003                                                            25,000,000             26,101,575
  65/8%, 5/15/2007                                                           125,000,000            140,625,000
  51/4%, 11/15/2028                                                           25,000,000             25,632,825
                                                                                                 --------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $294,228,516)                                                                            $  294,593,800
                                                                                                 --------------
TRI-CONTINENTAL FINANCIAL DIVISION+ - 0.4%
  (Cost: $15,384,559)                                                                            $   16,475,678
                                                                                                 --------------
SHORT-TERM HOLDINGS - 1.3%
  (Cost: $51,500,000)                                                                            $   51,500,000
                                                                                                 --------------
TOTAL INVESTMENTS - 99.8%
  (Cost: $2,763,543,678)                                                                         $4,030,416,251

OTHER ASSETS LESS LIABILITIES - 0.2%                                                                  9,737,247
                                                                                                 --------------
NET INVESTMENT ASSETS - 100.0%                                                                   $4,040,153,498
                                                                                                 ==============

----------
*    Non-income producing security.
+    Restricted security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities  December 31, 1998

Assets:
Investments at value:
 Common stocks (cost--$2,402,430,603) ...................    $ 3,667,846,773
 US Government securities (cost--$294,228,516) ..........        294,593,800
 Tri-Continental Financial Division
  (cost --$15,384,559) ..................................         16,475,678
 Short-term holdings (cost--$51,500,000) ................         51,500,000    $ 4,030,416,251
                                                             ---------------
Cash .......................................................................          3,432,028
Receivable for dividends and interest ......................................          8,945,501
Investment in, and expenses prepaid to, stockholder
  service agent ............................................................            492,295
Receivable for securities sold .............................................             35,654
Other ......................................................................            492,397
                                                                                ---------------
Total Assets ...............................................................    $ 4,043,814,126
                                                                                ---------------
Liabilities:
Dividends payable ..........................................................    $       470,463
Payable for Common Stock repurchased .......................................            445,305
Accrued expenses, taxes, and other .........................................          2,744,860
                                                                                ---------------
Total Liabilities ..........................................................    $     3,660,628
                                                                                ---------------
Net Investment Assets ......................................................    $ 4,040,153,498

Preferred Stock, at $50 par value ..........................................         37,637,000
                                                                                ---------------
Net Assets for Common Stock ................................................    $ 4,002,516,498
                                                                                ===============
Net Assets per Share of Common Stock
  (market value--$28.50) ...................................................    $         34.13
                                                                                ===============

Statement of Capital Stock and Surplus  December 31, 1998

Capital Stock:
  $2.50 Cumulative Preferred Stock, $50 par value,
  asset coverage per share--$5,367.26
  Shares authorized--1,000,000; issued
  and outstanding--752,740 .................................................    $    37,637,000
  Common Stock, $0.50 par value:
  Shares authorized--129,000,000; issued
  and outstanding--117,276,903 .............................................         58,638,452
Surplus:
 Capital surplus ...........................................................      2,597,551,600
 Distribution in excess of net investment income ...........................           (382,192)
 Undistributed net realized gain ...........................................         79,836,065
 Net unrealized appreciation of investments ................................      1,266,872,573
                                                                                ---------------
                                                                                $ 4,040,153,498
                                                                                ===============

----------
See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations For the Year Ended December 31, 1998

Investment Income:
 Dividends ..................................    $  68,963,367
 Interest ...................................       11,178,644
                                                 -------------
Total Investment Income (net of foreign taxes
 withheld of $469,003) ......................    $  80,142,011

Expenses:
 Management fee .............................    $  14,754,214
 Stockholder account and registrar services .        3,849,834
 Stockholder reports and communications .....        1,291,266
 Custody and related services ...............          522,000
 Auditing and legal fees ....................          258,186
 Directors' fees and expenses ...............          245,941
 Stockholders' meeting ......................          227,639
 Registration ...............................           90,577
 Miscellaneous ..............................          136,634
                                                 -------------
Total Expenses ..............................       21,376,291
                                                 -------------
Net Investment Income .......................    $  58,765,720*
Net Realized and Unrealized Gain (Loss)
 On Investments and Foreign
 Currency Transactions:
 Net realized gain on investments ...........    $ 356,343,038
 Net realized loss from foreign
  currency transactions .....................       (9,753,590)
 Net change in unrealized appreciation
  of investments ............................      401,764,341
 Net change in unrealized depreciation
  on translation of assets and liabilities
  denominated in foreign currencies .........        7,774,454
                                                 -------------
Net Gain on Investments and Foreign
 Currency Transactions ......................      756,128,243
                                                 -------------
Increase in Net Investment Assets
 From Operations ............................    $ 814,893,963
                                                 =============

----------
* Net investment income available for Common Stock is $56,300,727, which is net of Preferred Stock dividends of $1,881,850, and includes a portion of the net realized loss from foreign currency transactions of $583,143, which is a reduction to ordinary income.

See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets

                                                                Year Ended December 31,
                                                           -----------------------------------
                                                                1998                 1997
                                                           ---------------     ---------------
Operations:
Net investment income .................................    $    58,765,720     $    58,712,421
Net realized gain on investments ......................        356,343,038         463,458,808
Net realized loss from foreign currency transactions ..         (9,753,590)         (6,633,164)
Net change in unrealized appreciation
  of investments ......................................        401,764,341         210,948,617
Net change in unrealized appreciation/depreciation
  on translation of assets and liabilities
  denominated in foreign currencies ...................          7,774,454          (9,609,797)
                                                           ---------------     ---------------
Increase in net Investment
  Assets from Operations ..............................    $   814,893,963     $   716,876,885
                                                           ---------------     ---------------
Distributions to Stockholders:
Net investment income:
  Preferred Stock (per share: $2.50 and $2.50) ........    $    (1,881,850)    $    (1,881,850)
  Common Stock (per share: $0.52 and $0.60) ...........        (56,195,184)        (58,603,778)
                                                           ---------------     ---------------
                                                           $   (58,077,034)    $   (60,485,628)
Net realized gain on investments:
  Common Stock (per share: $4.275 and $3.447) .........       (463,498,251)       (338,654,348)
                                                           ---------------     ---------------
Decrease in Net Investment Assets
  from Distributions ..................................    $  (521,575,285)    $  (399,139,976)
                                                           ---------------     ---------------

Capital Share Transactions:
Value of shares of Common Stock issued
  at market price in gain distributions
  (11,748,613 and 9,018,136 shares) ...................    $   325,650,732     $   240,732,759
Value of shares of Common Stock issued
  for investment plans (1,894,263 and 1,805,903 shares)         52,067,826          48,297,075
Cost of shares of Common Stock purchased from
  investment plan participants
  (1,921,433 and 1,864,646 shares) ....................        (53,367,830)        (49,978,136)
Cost of shares of Common Stock purchased in the open
  market (251,900 shares) .............................         (6,982,882)                 --
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (10,446 and 647 shares) ....................             14,054                 989
                                                           ---------------     ---------------
Increase in Net Investment Assets
  from Capital Share Transactions .....................    $   317,381,900     $   239,052,687
                                                           ---------------     ---------------
Increase in Net Investment Assets .....................    $   610,700,578     $   556,789,596
Net Investment Assets:
Beginning of year .....................................      3,429,452,920       2,872,663,324
                                                           ---------------     ---------------
End of Year (including distributions in excess of
  net investment income of $382,192 and $339,509,
  respectively) .......................................    $ 4,040,153,498     $ 3,429,452,920
                                                           ===============     ===============

----------
See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements

1. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

     a. Security Valuation -- Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

     b. Foreign Currency Transactions -- The books and records of the Corporation are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

               The Corporation separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

     c. Forward CurrencyContracts -- The Corporation may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

     d. Federal Taxes -- There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

     e. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on the accrual basis.

     f. Distributions to Stockholders -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

Tri-Continental Corporation

2. Capital Stock Transactions -- Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1998, 1,921,433 shares were purchased from Plan participants at a cost of $53,367,830, which represented a weighted average discount of 17.66% from the net asset value of those acquired shares. A total of 1,894,263 shares were issued to Plan participants during the year for proceeds of $52,067,826, a discount of 17.86% from the net asset value of those shares.

     For the year ended December 31, 1998, the Corporation purchased 251,900 shares of its Common Stock in the open market at an aggregate cost of $6,982,882, which represented a weighted average discount of 15.37% from the net asset value of those acquired shares.

     At December 31, 1998, 246,526 shares of Common Stock were reserved for issuance upon exercise of 13,811 Warrants, each of which entitled the holder to purchase 17.85 shares of Common Stock at $1.26 per share. Assuming the exercise of all Warrants outstanding at December 31, 1998, net investment assets would have increased by $310,623 and the net asset value of the Common Stock would have been $34.06 per share. The number of Warrants exercised during the years 1998 and 1997, was 625 and 44, respectively.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding USGovernment obligations and short-term investments, amounted to $1,863,893,226 and $2,167,939,276, respectively; purchases and sales of USGovernment obligations amounted to $403,779,297 and $257,492,291, respectively. At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $1,284,426,674 and $17,554,101, respectively.

4. Short-Term Investments -- At December 31, 1998, the Corporation owned short-term investments which matured in less than seven days.

5. Management Fee,Administrative Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1998, was equivalent to an annual rate of 0.40% of the average daily net assets of the Corporation.

     Prior to March 31, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed all or a portion of the Corporation's foreign investments. For this service, the Manager paid Seligman Henderson Co. a monthly fee.

     Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,724,175 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

Tri-Continental Corporation

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $479,528 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Restricted Securities -- At December 31, 1998, the Tri-Continental Financial Division of the Corporation was comprised of two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at December 31, 1998, are as follows:

           Investments                 Acquisition Date(s)         Cost            Value
------------------------------------   -------------------     -----------     -----------
WCAS Capital Partners II, L.P.         12/11/90 to 3/24/98     $ 6,951,702     $ 7,396,611
Whitney Subordinated Debt Fund, L.P.   7/12/89 to 11/10/98       8,432,857       9,079,067
                                                               -----------     -----------
Total                                                          $15,384,559     $16,475,678
                                                               ===========     ===========

Tri-Continental Corporation

Financial Highlights

     The Corporation's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     "Total investment return" measures the Corporation's performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.

                                                           Year Ended December 31,
                                           --------------------------------------------------------
                                             1998       1997         1996        1995        1994
                                           --------   --------     --------    --------    --------
Per Share Operating Performance:
Net Asset Value,
 Beginning of Year ....................    $  32.06   $  29.28     $  27.58    $  23.70    $  27.49
                                           --------   --------     --------    --------    --------
Net investment income .................        0.54       0.60         0.68        0.74        0.83
Net realized and unrealized
 investment gain (loss) ...............        7.01       6.94         4.84        6.14       (1.69)
Net realized and unrealized gain (loss)
 from foreign currency transactions ...       (0.01)     (0.17)       (0.02)       0.03        0.02
                                           --------   --------     --------    --------    --------
Increase (Decrease) from
 Investment Operations ................        7.54       7.37         5.50        6.91       (0.84)
Dividends paid on Preferred Stock .....       (0.02)     (0.02)       (0.02)      (0.02)      (0.03)
Dividends paid on Common Stock ........       (0.52)     (0.60)       (0.66)      (0.73)      (0.79)
Distributions from net gain realized ..       (4.28)     (3.45)       (2.72)      (2.01)      (1.90)
Issuance of Common Stock
 in gain distributions ................       (0.65)     (0.52)       (0.40)      (0.27)      (0.23)
                                           --------   --------     --------    --------    --------

Net Increase (Decrease)
 in Net Asset Value ...................        2.07       2.78         1.70        3.88       (3.79)
                                           --------   --------     --------    --------    --------
Net Asset Value,
 End of Year ..........................    $  34.13   $  32.06     $  29.28    $  27.58    $  23.70
                                           ========   ========     ========    ========    ========
Adjusted Net Asset Value,
  End of Year* ........................    $  34.06   $  31.99     $  29.22    $  27.52    $  23.65
Market Value, End of Year .............    $  28.50   $26.6875     $ 24.125    $ 22.625    $ 19.875


----------
See footnotes on page 27.

Tri-Continental Corporation

                                                                     Year Ended December 31,
                                      -------------------------------------------------------------------------------------
                                           1998              1997              1996             1995              1994
                                      -------------     -------------     -------------     -------------     -------------
Total Investment Return:
Based upon market value ..........            26.19%            27.96%            21.98%            27.95%            (5.07)%
Based upon net asset value .......            25.80%            26.65%            21.45%            30.80%            (2.20)%

Ratios/Supplemental Data:
Expenses to average net
  investment assets ..............             0.58%             0.60%             0.62%             0.63%             0.64%
Expenses to average net assets for
  Common Stock ...................             0.58%             0.60%             0.63%             0.64%             0.65%
Net investment income to
  average net investment assets ..             1.59%             1.80%             2.27%             2.71%             3.08%
Net investment income to average
  net assets for Common Stock ....             1.60%             1.82%             2.31%             2.75%             3.14%
Portfolio turnover rate ..........            63.39%            83.98%            53.96%            62.28%            70.38%
Net Investment Assets,
  End of Year (000s omitted):
For Common Stock .................    $   4,002,516     $   3,391,816     $   2,835,026     $   2,469,149     $   1,994,098
For Preferred Stock ..............           37,637            37,637            37,637            37,637            37,637
                                      -------------     -------------     -------------     -------------     -------------
Total Net Investment Assets ......    $   4,040,153     $   3,429,453     $   2,872,663     $   2,506,786     $   2,031,735
                                      =============     =============     =============     =============     =============

----------
*    Assumes the exercise of outstanding warrants.

See Notes to Financial Statements.

Tri-Continental Corporation

Report of Independent Auditors

The Board of Directors and Security Holders,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, and the statement of capital stock and surplus of Tri-Continental Corporation as of December 31, 1998, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Corporation's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 1998, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
New York, New York
January 29, 1999

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

       1. Financial Statements:


              Part A: Financial Highlights for the ten years ended December 31, 1998; Table for the ten years ended December 31, 1998 under the caption "Senior Securities - $2.50 Cumulative Preferred Stock."



              Part B: The required financial statements are included in the Corporation's 1998 Annual Report, which is incorporated by reference into the Statement of Additional Information. These statements include: Portfolio of Investments at December 31, 1998; Statement of Assets and Liabilities at December 31, 19987; Statement of Capital Stock and Surplus at December 31, 1998; Statement of Operations for the year ended December 31, 1998; Statements of Changes in Net Investment Assets for the years ended December 31, 1998 and 1997; Notes to Financial Statements; Financial Highlights for the five years ended December 31, 1998; Report of Independent Auditors.

       2. Exhibits: All Exhibits have been previously filed and are incorporat-ed herein, except those marked with an asterisk (*) which are filed herewith.


       a. Amended and Restated Charter of Registrant. (Incorporated by Reference to Registrant's Form N-2 filed on April 16, 1998).



       b. Amended and Restated By-laws of the Registrant. (Incorporated by Reference to Registrant's Amendment No. 28 to the Registration Statement on Form N-2 filed on September 29, 1998).

       d(1) Specimen certificates of Common Stock. (Incorporated by Reference to Registrant's Post-Effective Amendment #1 filed on March 6, 1981.)

       d(2) Specimen certificates of $2.50 Cumulative Preferred Stock. (Incorporated by Reference to Registrant's Post-Effective Amendment #1 filed on March 6, 1981.)

       d(3) Specimen of Warrant of the Registrant. (Incorporated by Reference to Registrant's Post-Effective Amendment #1 filed on March 6, 1981.)

       d(4) Form of Subscription Certificate - Subscription Right for shares of Common Stock. (Incorporated by Reference to Registrant's Registration Statement filed on September 17, 1992.)

       d(5) The Registrant's Charter is the constituent instrument defining the rights of the $2.50 Cumulative Preferred Stock, par value $50, and the Common Stock of the Registrant. A copy of the Charter as now in effect is filed as Exhibit a to this Registration Statement.

       e. Registrant's Automatic Dividend Investment and Cash Purchase Plan is set forth in Registrant's prospectus which is filed as Part A of this Registration Statement.

       g(1) Amended Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by Reference to Registrant's Registration Statement filed April 13, 1995.)

       i(1) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Exhibit 7 of Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (No. 2-92487), filed on January 28, 1997.)


       i(2) Deferred Compensation Plan for Directors of Tri-Continental Corporation. (Incorporated by Reference to Registrant's Form N-2 filed on April 16, 1998.)


       j. Form of Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by Reference to Registrant's Form N-2 filed on April 23, 1997.)

       l.     Opinion and Consent of Counsel.*

       n.     Consent of Independent Auditors.*


       q(1) The Seligman Roth/Traditional IRA Information Kit. (Incorporated by Reference to Registrant's Form N-2 filed on April 16, 1998.)


       q(2) The Seligman Simple IRA Plan documents for employers (Incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 2 to the Registration Statement of Seligman Value Fund Series, Inc. (No. 333-20621), filed on April 17, 1997.)

       q(3) The Seligman Simple IRA Plan Agreement and Disclosure Statement for participants. (Incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 2 to the Registration Statement of Seligman Value Fund Series, Inc. (No. 333-20621), filed on April 17, 1997.)


       q(4) Qualified Plan and Trust Basic Plan Document. (Incorporated by Reference to Registrant's Form N-2 filed on April 16, 1998.)


       q(5) Flexible Standardized 401(k) Profit Sharing Plan Adoption Agreement. (Incorporated by Reference to Registrant's Form N-2 filed on April 16, 1998.)


       q(6) Flexible Nonstandardized Safe Harbor 401(k) Profit Sharing Plan Adoption Agreement. (Incorporated by Reference to Registrant's Form N-2 filed on April 16, 1998.)


       r. Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.*


        Other Exhibits: Power of Attorney for Richard R. Schmaltz (Incorporated by Reference to Registrant's Form N-2 filed on April 16, 1998.)


Item 25. Marketing Arrangements: Not Applicable

Item 26. Other Expenses of Issuance and Distribution:


         Registration fees                                 $17,570.97
         NYSE listing fees                                        -0-
         Registrar fees                                           -0-
         Legal fees                                               -0-
         Accounting fees                                          -0-
         Miscellaneous (mailing, etc.)                            -0-


Item 27. Persons Controlled by or Under Common Control with Registrant:
         Seligman Data Corp., a New York Corporation, is owned by the Registrant and certain associated investment companies. The Registrant's investment in Seligman Data Corp. is recorded at a cost of $43,681.

Item 28. Number of Holders of Securities

         As of March 31, 1999:


         Title of Class                            Number of Recordholders


         $2.50 Cumulative Preferred                          572
         Common Stock                                     42,861
         Warrants                                            138


Item 29. Indemnification:

         Reference is made to the provisions of Article Eleventh of Registrant's Amended and Restated Charter filed as an exhibit to this Registration Statement and Article II, Section 14 of Registrant's Restated By-laws filed as an exhibit to the Registration Statement filed on April 23, 1997.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser: J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., and Seligman Value Fund Series, Inc.

         The Manager has an advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798) which was filed on March 31, 1999.


Item 31. Location of Accounts and Records:

               Custodian:              Investors Fiduciary Trust Company
                                       801 Pennsylvania
                                       Kansas City, Missouri 64105

                                                    AND

                                       Tri-Continental Corporation
                                       100 Park Avenue
                                       New York, New York  10017


Item 32. Management Services:  Not Applicable


Item 33. Undertakings:

         I. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

         II.  The Registrant undertakes:

                (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

                    (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

                    (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                    (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                (b) that, for the purpose of determining any liability
                    under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

                III. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 21st day of April, 1999.

                                      TRI-CONTINENTAL CORPORATION
                                      ---------------------------
                                              (Registrant)

                                  By:            /s/  William C. Morris
                                     ---------------------------------------
                                   William C. Morris, Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 21, 1999.

     Signature                                     Title
     ---------                                     -----
  /s/ Brian T. Zino                    Chairman of the Board
--------------------------            (Principal executive officer) and Director
  William C. Morris*                   Director and President

  /s/ Brian T. Zino
--------------------------
Brian T. Zino

  /s/ Thomas G. Rose                                   Treasurer
--------------------------
Thomas G. Rose

John R. Galvin, Director            )
Alice S. Ilchman, Director          )
Frank A. McPherson, Director        )
John E. Merow, Director             )
Betsy S. Michel, Director           )             /s/ Brian T. Zino
                                        --------------------------------------
James C. Pitney, Director           )     * Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director          )
Richard R. Schmaltz, Director       )
Robert L. Shafer, Director          )
James N. Whitson, Director          )

                          TRI-CONTINENTAL CORPORATION

                                 EXHIBIT INDEX
                                 -------------

Form N-2 Item No.                        Description
-----------------                        -----------

24.2.1                                   Opinion and Consent of Counsel

24.2.n                                   Consent of Independent Auditors

24.2.r                                   Financial Data Schedule